UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant                                                                           ☐

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BioCancell Therapeutics Inc.

______________________________________________________________________________________
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______________________________________________________________________________________
(Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BIOCANCELL THERAPEUTICS INC.

NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS

TO BE HELD ON                         , 2011

To the Stockholders of BioCancell Therapeutics Inc.:

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Stockholders of BioCancell Therapeutics Inc., a Delaware Corporation (the “Company”), will be held at the offices of the Company, Beck Science Center, 3rd Floor, 8 Hartom St, Jerusalem 97775 Israel , on                  , 2011, at 11:00a.m., local time (the “Annual General Meeting”), for the following purposes:

1.	To ratify the re-appointment of Somekh Chaikin, a member firm of KPMG International, as the Company's external auditors for 201 1 ;

2.
To elect Aharon Schwartz and to re-elect Ruben Krupik , Aviv Boim, Ofer Goldberg, Abraham Hochberg and Hanoch Rappaport as directors to hold office until the next annual general meeting or until their respective successors are elected and qualified;

3.	To re-elect Orly Yarkoni and David Schlachet as external directors to hold office until the next annual general meeting or until their respective successors are elected and qualified;

4 .	To approve the form of Indemnification Agreement to be entered between the Company and its directors and executive officers;

5 .	To approve and ratify the Company's purchase of insurance policies of directors' and executive officers' liability;

6.	To approve the partial payment to Tikcro Technologies Ltd. of sums in dispute regarding consulting services; and

7.	To approve the Company's Amended and Restated Certificate of Incorporation.

An Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 201 0 , is being delivered together with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

The close of business on           has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual General Meeting. The transfer books of the Company will not be closed for transfer of registered shares of the Company.

All stockholders are cordially invited to attend the Annual General Meeting. Please note that you will be asked to present valid picture identification, such as a driver’s license or passport, in order to attend the Annual General Meeting. The use of cameras, recording devices and other electronic devices will be prohibited at the Annual General Meeting.

Whether or not you expect to attend, you are requested to sign, date and promptly return the enclosed proxy. Voting through a written proxy must take place pursuant to the proxy published by the Company which can be found on the website of the Company at http://www.biocancell.com, the Securities and Exchange Commission at http:// www.sec.gov, the Israeli Securities Authority at www.magna.isa.gov.il and of the Tel Aviv Securities Exchange Ltd at http://maya.tase.co.il. The proxy shall only be valid if the following documents have been attached to it and provided that such documents have been delivered to the Company Secretary at the Company’s address no later than 72 hours prior to the date of the vote: (a) if the stockholder is a stockholder registered in the Company’s books - a photocopy of an identity card, passport or document of incorporation has been attached thereto; (b) if the stockholder has any shares credited with a member of the Tel Aviv Stock Exchange, appointed in accordance with the regulations of the Tel Aviv Stock Exchange (“Stock Exchange Member”) and the said share(s) are included among the shares registered in the stockholders’ registry in the name of the Nominees Company (“Unregistered Stockholder”), a proof of ownership and power of attorney, as specified below.

A stockholder who has shares credited via a Stock Exchange Member as of the record date and said shares are included among the registered shares in the name of Mizrahi Tefahot Nominees Company Ltd. (“the Nominees Company”) shall obtain from the Stock Exchange Member with whom his/her shares are credited a proof of ownership as of the record date (as per the Israeli Companies Regulations (Proof of Share Ownership for the Purpose of Voting in a General Meeting) - 2000), and shall require such member to take steps, through the Tel Aviv Stock Exchange Clearing House, to obtain powers of attorney from the Nominees Company in his/her name or in the name of an agent on his/her behalf for the Annual General Meeting.

In the power of attorney, the Nominees Company shall authorize the stockholder, or an agent on his/her behalf, to vote at the Annual General Meeting at his/her discretion with respect to a number of shares to be specified expressly in the power of attorney. The power of attorney shall specify that the agent shall be entitled to deliver to the Company a power of attorney on his/her behalf authorizing another person to vote on his behalf.

All stockholders who are interested in participating at the Meeting (whether in person or in writing) must provide the appropriate documentation, as described above, to our corporate secretary at least 72 hours prior to the date of the Meeting.

Stockholders wishing to express their position on an agenda item for this Annual General Meeting may do so by submitting a written statement (“position notification”) to the Company’s offices, Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, Attention: Avraham Hampel, Secretary. The last date for the submission of position notifications pursuant to Section 88 of the Companies Law is                 , 2011  and the last date for the submission of the Board of Directors' response to position notifications is                , 2011 .

A stockholder may directly request from the Company to receive, at no cost, the text of the Proxy Statement and any position notifications received.

An Unregistered Stockholder is entitled to receive, at no cost, via electronic mail, a link to the text of the proxy and any position notifications, at the distribution website, from the Stock Exchange Member with whom his/her shares are registered, unless the stockholder notified the member that he/she is not interested in receiving such a link or is interested in receiving the proxy the mail in return for payment. Such notification by an Unregistered Stockholder concerning Proxy Statements will be applicable for any position notifications.

One or more stockholders holding five percent or more of the total voting rights in the Company, and a stockholder holding such an amount of the voting rights not held by controlling parties in the Company, as defined in Section 268 of the Israel Companies Law, 1999 (the "Companies Law"), is entitled to view the proxy cards that have arrived at the Company offices during regular business hours in person or through designated representative. The amount of shares totaling five percent of the total voting rights in the Company, not held by controlling parties is :                      shares, par value $0.01 each.

Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by filing written notice of such revocation with the Secretary of the Company, by submission of a duly executed proxy bearing a later date or by voting in person at the Annual General Meeting of Stockholders. Attendance at the Annual General Meeting will not in and of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to BioCancell Therapeutics Inc., Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, Attention: Avraham Hampel, Secretary.

By Order of the Board of Directors,

Avraham Hampel, Secretary

Jerusalem, Israel

                  , 201 1

BIOCANCELL THERAPEUTICS INC.

Beck Science Center

8 Hartom St, Har Hotzvim

Jerusalem 97775 Israel

972-2-548-6555

PROXY STATEMENT

ANNUAL GENERAL MEETING OF STOCKHOLDERS

TO BE HELD ON                            , 2011

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of BioCancell Therapeutics Inc., a Delaware Corporation (the “Company”), of proxies in the enclosed form for the Annual General Meeting of Stockholders to be held at the offices of the Company, Beck Science Center, 3rd Floor, 8 Hartom St, Jerusalem 97775 Israel, on                   ,  2011 , at 11:00a.m., Israel time (the “Annual General Meeting”), and for any adjournment or adjournments thereof, for the purposes set forth in the preceding Notice of Annual General Meeting of Stockholders.  The persons named in the enclosed form of proxy will vote the shares for which they are appointed in accordance with the directions of the stockholders appointing them. In the absence of such directions, such shares will be voted as abstaining. Any stockholder giving a proxy has the power to revoke the same at any time prior to the voting thereof by timely filing written notice of such revocation with the Secretary of the Company, by timely submission of a duly executed proxy bearing a later date or by voting in person at the Annual General Meeting.  To attend the Annual General Meeting and vote in person, please contact Avraham Hampel at avraham.hampel@biocancell.com.  Attendance at the Annual General Meeting will not in and of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to BioCancell Therapeutics Inc., Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, Attention: Avraham Hampel, Secretary.

The expense of the solicitation of proxies for the meeting, including the cost of mailing, will be borne by the Company. In addition to mailing copies of the enclosed proxy materials to stockholders, the Company may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their names or custody or in the names of nominees for others, to forward copies of such materials to those persons for whom they hold stock of the Company and to request authority for the execution of the proxies. In addition to the solicitation of proxies by mail, it is expected that some of the officers, directors and regular employees of the Company, without additional compensation, may solicit proxies on behalf of the Board of Directors by telephone, telefax and personal interview.

The principal corporate office of the Company is located at Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to the Company’s stockholders is on or about                      ,  2011 .

This Proxy Statement, together with our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1 5 , 201 1 , and a form of proxy card, as well as the materials relating to all future meetings of stockholders of the Company, is available at http:// www.biocancell.com or by calling 972-2-548-6555 or by e-mailing Avraham Hampel at avraham.hampel@biocancell.com.  Stockholders may also obtain a copy of these materials by writing to BioCancell Therapeutics Inc., Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, Attention: Avraham Hampel, Secretary.

VOTING SECURITIES

Only holders of record of shares of common stock, par value $.01 per share (the “Common Stock”), of the Company as of the close of business on                     , 2011  are entitled to notice of and to vote at the Annual General Meeting (the “Record Date”). As of the date of this proxy, there are issued and outstanding              shares of Common Stock. Each outstanding share of Common Stock is entitled to one (1) vote upon all matters to be acted upon at the Annual General Meeting. The holders of a majority of the outstanding shares of Common Stock as of the Record Date must be present in person or by proxy at the Annual General Meeting to constitute a quorum for the transaction of business at the Annual General Meeting. Proxy ballots are received and tabulated by the Secretary of the Company.

The approval of Proposals 1 , 2 ,  4 and 5 will require the affirmative vote of the majority of the votes cast by holders of shares of Common Stock present in person or represented by proxy at the Annual General Meeting and entitled to vote on such proposals.

The approval of Proposal 3  will require: the majority of the votes represented at the stockholders’ meeting including (i) a majority of all of the votes of the stockholders who are not controlling stockholders (as defined below) in the Company or of  any person not having personal interest in the appointment (other than personal interest unrelated to relationships with a controlling stockholder of the Company) voting on their behalf, and who participate in the voting (with abstentions not being included in the total votes of the foregoing stockholders); or (ii) the total of opposing votes from among the stockholders referenced in subsection (i) does not exceed 2 % of all of the voting rights in the Company. A controlling stockholder is a stockholder with the ability to direct the company’s activity, excluding the ability resulting exclusively from the holding of a director position or other position. Under the Israel Companies Law, 1999 (the "Companies Law"), each stockholder that delivers a signed proxy to the Company must indicate on the proxy whether or not that stockholder is deemed our controlling stockholder or has a personal interest in the election (other than personal interest that is not as a result of relationships with the controlling stockholder) . Stockholders who do not indicate whether or not they are deemed our controlling stockholders will not be eligible to vote their shares of stock as to this proposal.

The approval of Proposal  6 will require: the majority of the votes represented at the stockholders’ meeting including (i) a majority of all of the votes of the stockholders who do not have a personal interest (as defined below) in the approval of the proposed transaction and who participate in the voting (with abstentions not being included in the total votes of the foregoing stockholders); or (ii) the total of opposing votes from among the stockholders referenced in subsection (i) does not exceed 2 % of all of the voting rights in the Company.

The approval of Proposal 7 will require the affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote on such proposal.

Under the Companies Law, each stockholder that attends the Annual General Meeting in person shall, prior to exercising such stockholder’s voting rights at the Annual General Meeting, advise the Company whether or not that stockholder has a personal interest (as defined below) in  P roposal 7 . Each stockholder that delivers a signed proxy to the Company must indicate on the proxy whether or not that stockholder has a personal interest in the approval of P roposal  7 . Stockholders who do not indicate whether or not they have a personal interest in the approval of the proposals will not be eligible to vote their shares of stock as to such proposals.

Under the Companies Law, a personal interest means a personal interest of a person in an act or transaction of a company, including: (i)  a personal interest of that person’s relative (i.e. spouse, brother or sister, parent, grandparent, child, as well as child , brother sister or parent  of such person's spouse or the spouse of any of the above); or (ii) a personal interest of another entity in which that person or his or her relative (as defined above) holds 5% or more of such entity’s issued shares or voting rights, has the right to appoint a director or the chief executive officer of such entity, or serves as director or chief executive officer of such entity , including the personal interest of a person voting pursuant to a proxy whether or not the proxy grantor has a personal interest . A personal interest resulting merely from holding the Company’s shares of stock will not be deemed a personal interest.

Abstentions and broker non-votes (as defined below) are not counted as votes cast on any matter to which they relate and will have no effect on the outcome of the vote with respect to any matter. A broker non-vote occurs when a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular proposal.

HOUSEHOLDING OF ANNUAL GENERAL MEETING MATERIALS

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of the proxy statement may have been sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver a separate copy of the proxy statement to any stockholder who contacts the Company’s investor relations department at 972-2-548-6555 or at the Company’s principal corporate office at Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel requesting such copies. If a stockholder is receiving multiple copies of the proxy statement at the stockholder’s household and would like to receive a single copy of the proxy statement for a stockholder’s household in the future, stockholders should contact their broker, other nominee record holder, or the Company’s investor relations department to request mailing of a single copy of the proxy statement.

TABLE OF CONTENTS

Page
PROPOSAL 1: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	1
PROPOSAL 2: ELECTION OF DIRECTORS	2
PROPOSAL 3: ELECTION OF EXTERNAL DIRECTORS	4
PROPOSAL 4 : APPROVAL AND RATIFICATION OF INDEMNIFICATION AGREEMENT	7
PROPOSAL 5 : APPROVAL AND RATIFICATION OF THE COMPANY'S PURCHASE OF INSURANCE POLICIES OF DIRECTORS' AND EXECUTIVE OFFICERS' LIABILITY	8
PROPOSAL 6: APPROVAL OF PARTIAL PAYMENT TO TIKCRO TECHNOLOGIES, LTD. OF SUMS IN DISPUTE REGARDING CONSULTING SERVICES	9
PROPOSAL 7: APPROVAL OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	10
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	11
DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES	1 3
CORPORATE GOVERNANCE	1 5
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	23
COMPENSATION OF DIRECTORS	2 4
COMPENSATION OF EXECUTIVE OFFICERS	2 4
ANNEX A: INDEMNIFICATION AGREEMENT	3 4
ANNEX B: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	43
GENERAL	49
STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING	50
FORM OF PROXY	51

PROPOSAL 1

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected the firm of Somekh Chaikin, a member firm of KPMG International (herein, "KPMG"), to act as the Company's independent auditors for the fiscal year ending December 31, 201 1 , and recommends that the stockholders vote in favor of such appointment. In making its selection of independent auditors, the Audit Committee considered whether KPMG's provision of services other than audit services, including its past and current tax planning and tax advisory services, is compatible with maintaining independence as the Company's independent registered public accounting firm. KPMG has served as the Company's independent auditors since 2004.

Shareholder approval of the selection of KPMG as our independent auditors is not required by our bylaws or otherwise. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work and the independent auditors. The Audit Committee will consider the results of the shareholder vote for this proposal and, in the event of a negative vote, will reconsider its selection of KPMG. Even if KPMG's appointment is ratified by the shareholders, the Audit Committee may, at its discretion, appoint a new independent auditing firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

The following table sets forth the aggregate fees billed to us for the fiscal years ended December 31, 20 10 and December 31, 200 9 by our principal accounting firm, KPMG:

	20 10	2009
	U.S. Dollars	U.S. Dollars

Audit Fees (1)	$174,981	$162,963
Tax Fees (2)	18,531	6,917
Other (3)	24,639	-
Total	$218,151	$169,880

(1)
This category includes fees associated with the audit of our annual financial statements, review of financial statements included in our Form 10-Q quarterly reports, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements and assistance in the preparation of our private placement fundraisings and public offerings . I nclude s $ 61 ,000 and $ 91 ,000 accrued as of December 31, 20 10 and December 31, 200 9 , respectively.

(2)
This category consists of services provided by  Somekh Chaikin for tax compliance, tax advice and tax planning. I nclude s $ 10 ,000 and $ 7 ,000 accrued as of December 31, 20 10 and December 31, 200 9 , respectively.

(3)
This category consists of review services provided by Somekh Chaikin in connection with the implementation of Internal Controls Over Financial Reporting in relation to the Israeli corporate governance (Goshen) report and Sarbanes-Oxley Section 404(a) compliance. Includes $25,000 and $0 accrued as of December 31, 2010 and December 31, 2009, respectively.

We expect that a representative of KPMG will be present at the Annual General Meeting, will be available to respond to appropriate questions and will have the opportunity to make such statements as he or she may desire.

At the Annual General Meeting, it is proposed that the following resolution be adopted:

“RESOLVED, to ratify the appointment of independent auditors for 201 1 .”

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 RELATING TO THE RATIFICATION OF THE APPOINTMENT OF KPMG.

PROPOSAL 2

ELECTION OF DIRECTORS

Our bylaws provide for no less than two and no more than nine directors. Our Board of Directors currently consists of seven members, five of which are not considered  external under Israeli law and our Certificate of Incorporation, each with terms expiring at the Annual General Meeting. Each director to be elected will hold office until the next Annual General Meeting of Stockholders and until his/her successor is elected, or, if sooner, until the director’s death, resignation or removal.

Each nominee has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

DIRECTORS TO SERVE UNTIL THE 201 2 ANNUAL GENERAL MEETING, IF ELECTED:

Name	Age	Year First Became a Director
Ruben Krupik	60	20 11
Aviv Boim	4 3	2008
Ofer Goldberg	39	2011
Abraham Hochberg	7 3	2006
Hanoch Rappaport	4 5	2006
Aharon Schwartz	68	N/A

Below is a short biography of each of the aforementioned directors.

Ruben Krupik

Mr. Krupik has served as a director and the Chairman of the Board of Directors since March 2011. He is the Chief Executive Officer of Clal Biotechnology Industries, Ltd. ("CBI"), and is a central figure in the strategic advancement of companies in Israel’s biomed industry. He is the Chairman of D-Pharm Ltd. (TASE: DPRM), CureTech Ltd., MediWound Ltd., Gamida Cell and Andromeda Biotech. An accomplished, multi-disciplinary industry executive, Mr. Krupik has been a key driver in the launch of numerous successful companies in the fields of medical technology, including Given Imaging (NASDAQ:GIVN). Mr. Krupik held several senior positions at Tadiran Telecommunication Group where he accrued extensive experience in high-tech management. He holds an LL.B. from Tel Aviv University and a B.A. in economics and political science from the Hebrew University of Jerusalem. Mr. Krupik is qualified to serve on our Board of Directors by virtue of his vast business knowledge and experience in the field of biotechnology startup firms.

Abraham Hochberg

Professor Hochberg has served as our Chief Scientific Officer since December 2005, and as a member of our Board of Directors since March 2006. From July 2006 to October 2009, h e served as our Chairman of the Board of Directors. Professor Hochberg has been a biochemist and molecular biologist in the Department of Biological Chemistry at the Hebrew University of Jerusalem for the past 48 years. Professor Hochberg is recognized as a world-leading expert on the H19 gene and is considered to have made many seminal contributions in the fields of imprinted genes, the H19 gene, the IGF2 gene and oncology. Professor Hochberg earned a Ph.D. in Molecular Biology, summa cum laude, from the Hebrew University of Jerusalem. He also holds a B.A. in Archeology from the Hebrew University of Jerusalem. As our technology is based on over 15 years of Prof. Hochberg’s research, he is qualified to serve on our Board by virtue of his unparalleled understanding of our business.

Aviv Boim

Mr. Boim has served as a director since August 2008. Mr. Boim previously served as Chief Executive Officer of Tikcro Technologies, Ltd., and Orckit Communications Ltd., where he held the position of Chief Financial Officer for nearly ten years. Prior to joining Orckit, Mr. Boim was a banker with BT Alex. Brown, Inc., an investment banking firm. Mr. Boim holds a B.A. and a M.A. in economics and management from Tel Aviv University and an L.L.B. from Tel Aviv University Law School. Mr. Boim currently serves on our Board of Directors as a representative, and is an affiliate of Tikcro Technologies Ltd. See “Security Ownership of Certain Beneficial Owners and Management — Voting Agreement s ” and “Certain Relationships and Related Transactions” below. Mr. Boim is qualified to serve on our Board of Directors by virtue of his investment banking and finance knowledge and experience which are relevant to a company in our position .

Ofer Goldberg

Mr. Goldberg has served as a director since March 2011, and previously served as a director between May 2007 and October 2009. He is a Vice President at CBI and involved in the business strategy and development of technology of CBI’s portfolio companies, and was previously an analyst and equity funds manager. He serves on Boards of Directors of a number of biomed companies, including D-Pharm Ltd. (TASE: DPRM), Biokine Therapeutics Ltd., ProtAb Ltd., Vacciguard Ltd and Iluten Ltd. He holds an M.A. in Economics and Finance from Tel Aviv University and a B.Sc. in Physics and Mathematics from the Hebrew University of Jerusalem. Mr. Goldberg is qualified to serve on our Board of Directors by virtue of his experience in the field of biotechnology startup firms.

Hanoch Rappaport

Mr. Rappaport has served as a director since November 2004. Mr. Rappaport serves as the Chief Financial Officer of the Provident Fund of the Employees of the Hebrew University of Jerusalem Ltd. (the "Provident Fund"). Mr. Rappaport also served as corporate credit officer at Bank Hapoalim and as Investment Manager at A. Heifetz & Co. Mr. Rappaport holds a B.A. in Economics and Political Science from Bar-Ilan University and an M.B.A. from the Tel Aviv International School of Management. Mr. Rappaport is qualified to serve on our Board of Directors by virtue of his finance knowledge and experience.

Aharon Schwartz

Dr. Aharon Schwartz is the Vice President of Innovative Ventures for Teva Pharmaceutical Industries Ltd. He has served as a Vice President of Strategic Business Planning and New Ventures at the firm since April 2002. Dr. Schwartz is employed with Teva Pharmaceutical Industries Ltd. since 1975. He previously served as the Vice President of Global Products Division since 1999 and was also the Vice President of the Copaxone Division from 1995 to 1999. From 1993 to 1995, Dr. Schwartz served as the Vice President of Business Development and Export Division and also served as the Head of the Pharmaceutical Division from 1989 to 1993. He is the Chairman of BioLineRX, and is a director at Clal Biotechnology Industries, D-Pharm, MediWound, CureTech, Proteologics and Andromeda. He holds a Ph.D. in Organic Chemistry from the Weizmann Institute, an M.Sc. in Chemistry from the Technion, and a B.Sc. in Chemistry and Physics from the Hebrew University of Jerusalem.

At the Annual General Meeting, it is proposed that the following resolution be adopted:

“RESOLVED, to elect Aharon Schwartz and to re-elect Ruben Krupik , Aviv Boim, Ofer Goldberg, Abraham Hochberg and Hanoch Rappaport as directors to hold office until the next annual general meeting or until their respective successors are elected and qualified.”

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE-NAMED NOMINEES.

 PROPOSAL 3

ELECTION OF  EXTERNAL DIRECTORS

Pursuant to our Amended and Restated Certificate of Incorporation, our Board of Directors must include two (2)  external directors that meet the requirements and qualifications set forth in Sections 239-249A of the Companies Law and further set forth in our Amended and Restated Certificate of Incorporation. At the Annual General Meeting, each of the candidates for the position of  external directors will be elected to hold office until the next Annual General Meeting and his or her respective successor is elected and qualified. Each nominee has declared that he/she fulfills the conditions required for appointment as an  external director, and management has no reason to believe that any nominee will not be a candidate or will be unable to serve as a director. However, in the event that a nominee should become unable or unwilling to serve as director, our stockholders will appoint his replacement.

EXTERNAL  DIRECTORS TO SERVE UNTIL THE 201 2 ANNUAL GENERAL MEETING, IF ELECTED:

Name	Age	Year First Became a Director
Orly Yarkoni (1)	54	2010
David Schlachet (1)	65	2010

(1)	Orly Yarkoni and David Schlachet were nominated by management and elected by the shareholders to serve as external directors at a special meeting of shareholders on January 21, 2010.

Below is a short biography of each of the aforementioned directors.

Orly Yarkoni

Orly Yarkoni has served as a director since January 2010, and is deemed an external director under Israeli law and in accordance with Section 6.2 of our Amended and Restated Certificate of Incorporation. She has amassed over 20 years in the insurance industry, most recently as Chief Executive Officer of Yashir - I.D.I. Insurance Co. , Ltd. She has served as a member of the Board of Governors of the Israeli Securities Authority, and currently serves as a director of Peninsula Finance, Ltd., Menorah Mivtachim Insurance, Ltd., Ma'ayanot Eden, Ltd. Plasto-Sac, Ltd. and Amot Investments, Ltd. Ms. Yarkoni holds a B.Sc. (cum laude) in Mathematics from the Hebrew University of Jerusalem, Israel, and is a member of the Israeli Association of Actuaries. Ms. Yarkoni is qualified to serve on our Board of Directors by virtue of her vast business knowledge and experience, especially with publicly-traded companies.

David Schlachet

David Schlachet has served as a director since January 2010, and is deemed an external director under Israeli law and in accordance with Section 6.2 of our Amended and Restated Certificate of Incorporation. He was previously Chief Executive Officer of Syneron Medical Ltd., Managing Partner of Biocom (a venture capital fund specializing in the life sciences area), senior VP and Chief Financial Officer of Strauss Elite Holdings, VP Finance & Administration of the Weizmann Institute of Science, and CEO of the Weizmann Institute's technology transfer company, Yeda R&D Co. Ltd.

Mr. Schlachet serves as an external director on the Board of the Tel Aviv Stock Exchange (TASE) and as a director and audit committee member of the TASE Clearing House. He is a director of Nasdaq-listed EzChip Semiconductor Ltd. and Syneron Medical Ltd., and of TASE-listed Taya Investments Ltd., Mazor Surgical Technologies Ltd. and Adgar Investments and Developments Ltd., as well as several privately-owned companies. He was previously active chairman of both Harel Capital Markets Ltd., and Elite Industries, Ltd. Mr. Schlachet holds an M.B.A in Finance from Tel-Aviv University, and a B.Sc. in Chemical Engineering from the Technion. Mr. Schlachet is qualified to serve on our Board of Directors by virtue of his vast business, scientific and finance knowledge and experience, particularly with biotechnology start-up companies.

At the Annual General Meeting, it is proposed that the following resolution be adopted:

“RESOLVED, re-elect Orly Yarkoni and David Schlachet as  external directors to hold office until the next annual general meeting or until their respective successors are elected and qualified.”

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE-NAMED NOMINEES.

PROPOSAL 4

APPROVAL AND RATIFICATION OF INDEMNIFICATION AGREEMENT

General

The Board of Directors has directed the submission to a vote of the stockholders of a Proposal to approve the form of indemnification agreement which may be entered between the Company and its present and future directors and executive officers, as may be determined from time to time by the Board of Directors, in substantially the form attached to this Proxy Statement as Annex B. This form of indemnification agreement replaces a current form of indemnification that was adopted in 2006 . The Board of Directors approved the form of indemnification agreement, and, pending approval by the stockholders, the Company intends to enter into indemnification agreements with its directors and executive officers (each an “Indemnified Party” and collectively, the “Indemnified Parties”). Pursuant to the terms and conditions of the indemnification agreement, the Indemnified Parties are indemnified by the Company against certain liabilities arising out of their service to the Company and its wholly-owned subsidiary.

The Company may, by action of its Board of Directors, provide indemnification to employees and agents of the Company with the same scope and effect as the foregoing indemnification of directors and executive officers.

The Company does not currently have indemnification agreements with its directors and executive officers or with any employees or agents. The Board of Directors believes that such agreements should be adopted for all directors and executive officers in response to the increasing risk, and related expense, of litigation directed against directors and executive officers, the difficulty of obtaining broad directors’ and officers’ liability insurance and significant limitations in amounts and breadth of coverage, dramatic increases in premiums for that coverage, and the potential inability to continue to attract and retain qualified directors and executive officers in light of these circumstances.

S tockholder approval of the form of indemnification agreement is required by Israeli law in light of the personal interest of all members of our Board of Directors .

The Board of Directors believes that entering into indemnification agreements serves the best interests of the Company and its stockholders by strengthening its ability to attract and retain the services of knowledgeable and experienced persons as directors and executive officers who, through their efforts and expertise, can make a significant contribution to the Company’s success. The indemnification agreements are intended to complement the indemnity protection available under applicable law, the Company’s Amended and Restated Certificate of Incorporation and Second Amended and Restated By-Laws, and any policies of insurance the Company may maintain.

Delaware Law

Under the Delaware General Corporation Law (“DGCL”), a Delaware corporation is obligated to indemnify officers and directors in connection with liabilities arising from legal proceedings resulting from that person’s service to the corporation in certain circumstances. A Delaware corporation may also voluntarily undertake to indemnify certain persons acting on its behalf in certain circumstances.

•
The DGCL states that Delaware corporations shall indemnify any present or former director or officer against reasonable expenses (including attorney’s fees) incurred in connection with any proceeding to which such person was a party if that person is successful on the merits or otherwise in the defense of such action.

•
The DGCL authorizes corporations to indemnify any director or officer against liability incurred in a proceeding to which he or she was a party if his or her conduct was in good faith and he or she reasonably believed that his or her conduct was in or not opposed to the corporation’s best interests, and in the case of any criminal proceeding, the director had no reasonable cause to believe his or her conduct was unlawful. This voluntary indemnification must be approved by a majority of uninterested directors, by a committee of such directors designated by majority vote of uninterested directors, by independent legal counsel in a written opinion if the uninterested directors so direct, or by the stockholders.

•	The DGCL authorizes the Court of Chancery to summarily determine a corporation’s obligation to advance expenses (including attorney’s fees).

•
The DGCL also authorizes corporations to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding if the corporation receives an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation.

Summary of Indemnification Agreement

Under the form of indemnification agreement, the Company agrees to indemnify its directors and executive officers if the Indemnified Party is, or is threatened to be made, by reason of Indemnified Party’s corporate status, a party to or a participant in any proceeding, other than a proceeding by or in the right of the Company to procure a judgment in its favor. The indemnification under the agreements is subject to a Maximum Aggregate Indemnification Amount (as defined below) that the Company will pay in the aggregate to all of the Indemnified Parties under all indemnification agreements that shall be executed by the Company. The Maximum Aggregate Indemnification Amount shall mean the following, as measured on the date of each indemnity payment: (i) $0.5 million, in the event the Company's Equity is less than $8 million (including if the Company's Equity is negative) and the Company's Working Capital is negative; (ii) $2 million, in the event the Company's Equity is less than $8 million (including if the Company's Equity is negative) and the Company's Working Capital is positive; or (iii) 25% of the Company's Equity, and in any case not more than $10 million, if the Company's Equity is $8 million or more.

For the purpose of this section, the term "Company's Equity" shall mean the Stockholder's Equity as published in the Company's most recently published financial statements and the term Working Capital shall mean the Company's current assets less the Company's current liabilities, as published in the Company's most recently published financial statements.

The Indemnified Party shall be indemnified against all expenses and liabilities actually and reasonably incurred by Indemnified Party or on his behalf in connection with such proceeding or any claim, issue or matter therein, subject to the Maximum Aggregate Indemnification Amount as noted above, if Indemnified Party acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal proceeding, had not reasonable cause to believe that his conduct was unlawful. Indemnified Party shall not enter into any settlement in connection with a proceeding without the consent of the Company, which shall not be unreasonably held or delayed.

The Company shall indemnify Indemnified Party if the Indemnified Party is, or is threatened to be made, by reason of Indemnified Party’s corporate status, a party to or a participant in any proceeding by or in the right of the Company to procure a judgment in its favor. Indemnified Party shall be indemnified against all expenses actually and reasonably incurred by him or on his behalf in connection with such proceeding or any claim, issue or matter therein, subject to the Maximum Aggregate Indemnification Amount as noted above, if Indemnified Party acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. No indemnification for expenses shall be made in respect of any such claim, issue or matter as to which Indemnified Party shall have been finally adjudged by a court to be liable to the Company, unless and only to the extent that the Delaware Court of Chancery or any court in which the proceeding was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, Indemnified Party is fairly and reasonably entitled to indemnification for such expenses as the Delaware Chancery Court or such other court shall deem proper.

The termination of any claim by judgment, order, settlement, conviction, or plea of nolo contendere, or its equivalent, does not affect the presumption that an Indemnified Party is entitled to indemnification under the indemnification agreement.

The Company shall not be obligated under the indemnification agreement: (i) to make any payment in connection with any claim against an Indemnified Party to the extent such party has otherwise actually received payment (under any insurance policy or otherwise) of the amounts indemnifiable under the indemnification agreement; (ii)  to indemnify an Indemnified Party for expenses and the payment of profits arising from the purchase and sale by such Indemnified Party of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any similar state statute or common law; or (iii) to make any indemnity in connection with any claim made against an Indemnified Party for which payment is prohibited by applicable law.

The indemnification agreement is governed by Delaware law.

Indemnification for Liabilities Under the Securities Act of 1933

The Securities and Exchange Commission has expressed its opinion that indemnification of directors, officers and controlling persons of the Company against liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director or officer of the Company in the successful defense of the action, suit or proceeding) is asserted by the director or officer in connection with securities which may have been registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

It is proposed that the following resolution be adopted at the Annual General Meeting:

“RESOLVED, that the form of indemnification agreement with regard to all current directors and executive officers, and all future directors and officers who are not considered controlling parties under Israeli law, is hereby approved."

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4 .

PROPOSAL 5

APPROVAL AND RATIFICATION OF THE COMPANY'S PURCHASE OF INSURANCE POLICIES OF DIRECTORS’ AND EXECUTIVE OFFICERS’ LIABILITY

Following the approval by the Audit Committee and the Board of Directors, it is proposed to approve and ratify the purchase by the Company of insurance policies for directors’ and executive officers’ liability, including as directors and executive officers of the Company’s subsidiary (the “D&O Insurance”), for the period from May 22, 2010 until May 21, 2011. Such policy covers a total liability of $5 million and an additional coverage of up to $1 million for legal expenses. The annual premium to be paid by the Company with respect to such insurance policy is approximately $19,000 (the “Base Premium”). Following the approval by the Audit Committee and the Board of Directors, it is also proposed to authorize the Company to renew the D&O Insurance policy, provided, that the aggregate annual premium to be paid by the Company will not exceed 150% of the Base Premium and the aggregate coverage of the D&O Insurance policies will not exceed $5 million and an additional coverage of up to $1 million for legal expenses. The insurer, the specific nature of the coverage, the aggregate coverage amount under the D&O Insurance policies and the annual premium to be paid for such coverage shall be determined by the Audit Committee and the Board of Directors, which shall determine that the amounts are reasonable under the circumstances, taking into considerations market conditions. This resolution shall be valid until the termination of, and shall cover the purchase of, the D&O Insurance policy for any coverage period ending no later than  May 31, 201 4 .

Stockholder approval of the D&O Insurance is required by Israeli law in light of the personal interest of all members of our Board of Directors.

It is proposed that the following resolutions be adopted at the Annual General Meeting:

“RESOLVED, that the Company’s purchase of insurance policy with respect to directors' and officers’ liability, effective May 22, 2010, which terms have been approved by the Company’s Audit Committee and the Board of Directors, is hereby approved and ratified.”

“RESOLVED, FURTHER, that the Company’s future purchase of insurance policies with respect to directors' and officers’ liability for any coverage period ending no later than May 31, 201 4 , which terms shall be approved by the Company’s Audit Committee and the Board of Directors, in accordance with the framework presented to the stockholders and described above, is hereby approved.”

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 5 .

PROPOSAL 6

APPROVAL OF THE PARTIAL PAYMENT TO TIKCRO TECHNOLOGIES LTD. OF SUMS IN DISPUTE REGARDING CONSULTING SERVICES

In connection with a private placement transaction that took place on July 30, 2008, the Company agreed to pay Tikcro a consulting fee (consisting of an annual payment of $30,000 and an annual issuance of 63,939 shares of the Company’s common stock) for as long as a director designated by Tikcro is a member of the Board of Directors, for consulting services to be provided to the Company. A dispute developed between Tikcro and the Company regarding whether the aforementioned services were provided during the first year following the transaction. As a result of this dispute, the Company did not pay Tikcro a consulting fee (cash or equity) for this period. Tikcro has demanded payment in full for the period under dispute.

The Company and Tikcro had considered resolving the matter by undergoing an arbitration proceeding, but following negotiations, and in an attempt to avoid further legal costs, it has been proposed that the Company pay half of the annual consulting fee (approximately $31,380, comprised of $15,000 and the cash equivalent of 31,970 shares of the Company's common stock, based on the three-week average closing price of the Company's common stock on the TASE prior to the proposal, namely NIS 59,880 or approximately $16,380)) in return for Tikcro agreeing to waive its demand for payment for the other half of this fee and any other demands it may currently have against the Company. As the payment covers a period in which Tikcro was deemed a "controlling stockholder", and although Tikcro is no longer deemed to be a controlling stockholder since July 2011, for avoidance of any doubt, such payment is being subjected to approval by our stockholders.

It is proposed that the following resolution be adopted at the Annual General Meeting:

“RESOLVED, that the payment of one half-year's fees to Tikcro Technologies Ltd. for the year commencing July 30, 2008 is hereby approved and ratified.”

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 6.

PROPOSAL 7

APPROVAL OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

On March 7, 2011 Amendment No. 16 (“Amendment 16”) to the Companies Law was enacted. Amendment 16, which came into effect on May 14, 2011, places a special emphasis on the autonomy of the board of directors and the external directors and on the composition and responsibilities of the audit committee.

Under Amendment 16, among others: (i) the approval of certain interested party transactions requires the affirmative vote of a majority of the shares and, in addition, either that (a) the majority (rather than one third) of the shares held by stockholders who do not have a personal interest in the transaction attending in person or represented by proxy have voted in favor of the proposal (shares held by abstaining shareholders shall not be considered) or (b) that the total number of disinterested shares voted against the proposal does not exceed 2% (rather than 1%) of the aggregate voting rights; (ii) the approval of the appointment of an external director requires the affirmative vote of a majority of the shares and, in addition, either that (a) the majority (rather than one third) of the shares held by stockholders who are not controlling stockholders or having personal interest in the appointment (other than personal interest unrelated to relationships with a controlling stockholder) attending in person or represented by proxy have voted in favor of the proposal (shares held by abstaining shareholders shall not be considered) or (b) that the total number of disinterested shares voted against the proposal does not exceed 2% (rather than 1%) of the aggregate voting rights; (iii) the majority of members of the audit committee shall be external directors (as defined under Amendment 16), and the audit committee chairman shall be an external director; (iv) the quorum required to determine a decision of the audit committee shall be not less than a majority of the external directors, including at least one external director; and (v) the audit committee shall determine whether certain related party transactions are considered extraordinary transactions for the purpose of the Companies Law and should be approved as such. All our members of our audit committee currently meet the independency standard under the NASDAQ listing rules.

As a corporation whose shares are listed on Tel Aviv Stock Exchange Ltd. we are subject to certain requirements of the Companies Law that are modified by Amendment No. 16. It is proposed to amend and restate the Corporation's Certificate of Incorporation to address the revisions to the Companies Law adopted by Amendment No. 16 and to make additional editorial changes.  The proposed Amended and Restated Certificate of Incorporation is included herein as Annex B.

It is proposed that the following resolution be adopted at the Annual General Meeting:

“RESOLVED, to approve the Company's Amended and Restated Certificate of Incorporation in the form included herein as Annex B."

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 7.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the date of this proxy, information regarding the beneficial ownership of our common stock by (i) each person who is known to us to be the owner of more than five percent of our common stock, (ii) each of our directors, (iii) each of the named executive officers and (iv) all directors and executive officers as a group. For purposes of this table, a person or group of persons is deemed to have beneficial ownership of any shares that such person has the right to acquire within 60 days of the date of this Proxy Statement. Unless otherwise indicated, the address of each of the persons listed in this table is as follows: Beck Science Center, 8 Hartom St, Jerusalem 97775 Israel. Information in this Section is based on information provided to us by the individuals and entities listed below and on beneficial ownership reports filed with the SEC.

Name and Address of Beneficial Owner	Total Number of Shares of Common Stock Beneficially Owned (1)	Percentage Ownership of Common Stock (1)
Five percent or more beneficial owners:
Clal Biotechnology Industries, Ltd. 45th Floor, 3 Azrieli Center, Tel Aviv 67023 Israel (2)	8, 150,036	2 7.36%
Tikcro Technologies, Ltd. 126 Yigal Allon St, Tel Aviv 67443 Israel (3)	8, 627,318	25. 04%
Directors and named executive officers:
Uri Danon (4)	416,375	1.54%
Jonathan Burgin	-	-
Ruben Krupik	-	-
Abraham Hochberg (5)	2,2 6 1,254	8.44%
Aviv Boim (6)	20,000	*
Ofer Goldberg	-	-
Hanoch Rappaport (7)	37,796	*
David Schlachet (8)	1 7,5 00	*
Orly Yarkoni (8)	1 7,5 00	*
All directors and officers as a group ( 9 persons) (9)	2,770,425	10.18%
* Less than 1%.

(1)
Assumes the full exercise of all options and warrants held by the holder that are exercisable within 60 days of the date of this proxy statement. Percent of class based on 26, 685,022 shares of our common stock outstanding as of the date of this proxy statement.

(2)
Consists of 3,834,445 shares of our common stock, 3,106,517 shares of our common stock underlying convertible debentures and warrants which are convertible or exercisable within 60 days of the date of this proxy statement held by CBI and 1,209,074 shares of our common stock and shares of our common stock underlying warrants which are exercisable within 60 days of the date of this proxy statement held by Clal Finance Ltd. for members of the public or its own account. Clal Finance Ltd. is an indirect subsidiary of IDB Development Ltd., of which CBI is an indirect subsidiary. The amount of shares does not include 613,206 shares of our common stock held for members of the public by Epsilon Mutual Funds (1991) Ltd., an indirect subsidiary of IDB Development Ltd. , as CBI has disclaimed beneficial ownership of these shares in a Schedule 13G statement filed with the Securities and Exchange Commission (on September 13, 2010. The amount of shares underlying the convertible debenture may vary following the date of this proxy statement upon the consummation of certain M&A events as set forth in the convertible debenture, or as a result of certain anti-dilution adjustments provided for under the convertible debenture.

(3)
Consists of 861,027 shares of our common stock and 7,766,29 1 shares of our common stock underlying convertible debentures and warrants which are convertible or exercisable within 60 days of the date of this proxy statement. The amount of shares underlying the convertible debenture may vary following the date of this proxy statement upon the consummation of certain M&A events as set forth in the convertible debenture, or as a result of certain anti-dilution adjustments provided for under the convertible debenture.

(4)	Consists of 71,375 shares of our common stock and 345,000 shares of our common stock underlying options that are exercisable within 60 days of the date of this proxy statement .

(5)	Consists of 2,141,254 shares of our common stock and 120,000 shares of our common stock underlying options that are exercisable within 60 days of the date of this proxy statement.
(6)	Consists of shares of our common stock underlying options owned by the director that are exercisable within 60 days of the date of this proxy statement.
(7)	Consists of 17,796 shares of our common stock and 20,000 shares of our common stock underlying options owned by Mr. Rappaport that are exercisable within 60 days of the date of this proxy statement.
(8)	Consists of 1 7 , 5 00 shares of our common stock owned by the director underlying options that are exercisable within 60 days of the date of this proxy statement.
(9)
Includes  540,000 shares of our common stock underlying convertible debentures, warrants and options which are convertible or exercisable within 60 days of the date of this proxy statement. The amount of shares underlying the convertible debenture may vary following the date of this proxy statement upon the consummation of certain M&A events as set forth in the convertible debenture, or as a result of certain anti-dilution adjustments provided for under the convertible debenture.

Voting Agreements

On July 30, 2008, in connection with the closing of the private placement of our securities pursuant to Subscription and Registration Rights Agreements with CBI, Tikcro and the Provident Fund of the Employees of the Hebrew University of Jerusalem Ltd., CBI, Tikcro, Professor Abraham Hochberg, and Mr. Avi Barak, entered into an i rrevocable v oting a greement (the "First Voting Agreement") .

Pursuant to the First Voting Agreement, the parties agreed, subject to applicable law, to vote or cause to be voted all shares of our common stock or other voting securities directly or indirectly owned by it or him at any general meeting of our stockholders at which members of our Board of Directors are to be elected in favor of the election of one nominee recommended by each of CBI, Tikcro and Professor Hochberg. The parties further agreed not to vote to terminate the membership of any such nominee on our Board of Directors without the prior written consent of the applicable nominating party.

The right to nominate a director under the First Voting Agreement was in effect as long as a party held at least 7% of the outstanding shares of the Company (including convertible bonds, on an as-converted basis, but excluding warrants).

The Israel Securities Authority regarded the parties to the First Voting Agreement as mutual holders of a “control block” pursuant to the Companies Law because these parties collectively held 25% or more of the voting rights of our stockholders (and no other stockholder held more than 50% of the voting rights). As a result, a transaction between us and any of the parties to the Irrevocable Voting Agreement was regarded as an interested transaction under the Companies Law. For more information on the treatment of interested transactions under the Israeli Companies Law, see “Corporate Governance — Business Combinations; Interested Transactions” below.

On November 22, 2009, CBI, Professor Abraham Hochberg and Mr. Avi Barak notified the Company that they had signed a voting agreement (the “ Second Voting Agreement”), according to which each party (Professor Hochberg and Mr. Barak are together considered one party) was required to vote at general meetings for the election of two directors designated by the other party (i.e., two directors designated by CBI and two directors designated by Professor Abraham Hochberg and Mr. Avi Barak acting together).  According to the terms of the Second Voting Agreement, the parties’ undertakings under the Second Voting Agreement and the First Voting Agreement applied solely with respect to the appointment of two representatives by each of CBI and Professor Abraham Hochberg and Mr. Avi Barak acting together, and except for the parties ' obligations under the First Voting Agreement, there was no additional obligation or undertaking by each party with respect to its vote regarding the appointment of the remaining members of the Board of Directors, and each party could vote on such nomination according to each party’s sole discretion and subject to applicable law.

 The parties further agreed not to vote to terminate the membership of any such nominee on our Board of Directors without the prior written consent of the applicable nominating party. In the event that the service of a nominee as director terminates, the parties undertook to act to convene a general meeting, and to vote for the appointment of a candidate for the position of director nominated by the party that previously nominated the director whose service terminated.

The right to nominate directors under the Second Voting Agreement was in effect as long as a party held at least 7% of the outstanding shares of the Company (including convertible bonds, on an as-converted basis, but excluding warrants). The parties to the Second Voting Agreement also agreed to vote against any resolution increasing the number of directors on the Board beyond nine. The Company  was not a party to either voting agreement. Pursuant to the terms of the Second Voting Agreement, such agreement was scheduled to be terminated on July 30, 2012.

On July 27, 2011, we were notified that both the First Voting Agreement and Second Voting Agreement had been canceled by the parties thereto.

DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES

Our current directors, executive officers and key employees and those of our subsidiary are identified in the table below.

Name	Age	Position
Ruben Krupik	60	Chairman of the Board of Directors
Uri Danon	4 5	Chief Executive Officer
Jonathan Burgin	5 0	Chief Financial Officer
Abraham Hochberg (2)	7 3	Chief Scientific Officer and Director
Monique Ben-Am	58	Vice President of Clinical Development
Patricia Ohana	5 5	Vice President of Research & Development
Doron Amit	36	Vice President of Business Development
Aviv Boim (2)	43	Director
Ofer Goldberg (2)	39	Director
Hanoch Rappaport (1) (3)	4 5	Director
David Schlachet (1) (2) (3)	6 6	Director
Orly Yarkoni (1) (3)	5 5	Director

(1)	Member of the Audit Committee
(2)	Member of the Executive Committee
(3)	Member of the Compensation Committee

Biographical Information Regarding Directors, Executive Officers and Key Employees

For biographical information regarding directors, please see Proposals 2 and 3 above.

Uri Danon, Chief Executive Officer

In November 2009, Mr. Uri Danon began serving as our Chief Executive Officer. Mr. Danon served as our President between 2005 and 2006, and was Chief Executive Officer of Atox Bio. He previously managed international projects for Teva Pharmaceutical Industries Ltd., including the development of the drug Copaxone in a solution in pre-filled syringes (a drug with sales of over $2.8 billion per year), and was CEO of Epigenesis Ltd., a cell therapy development company. He holds an MBA in Marketing from Bar Ilan University, and a B.Sc. in Industrial Engineering and Management from Tel Aviv University.

Jonathan Burgin, Chief Financial Officer

Mr. Burgin has served as our Chief Financial Officer since June 2011. Mr. Burgin has been Chief Financial Officer of Radcom, Ltd. (NASDAQ: RDCM), a service assurance provider, since 2006, and was CFO of XTL Biopharmaceuticals (TASE: XTL, Pink Sheets: XTLBY), a drug development company, from 1999 to 2006, where he took an active part in the process of listing its shares on the NASDAQ, London Stock Exchange, and TASE and in raising $113 million in four financing rounds. Between 1997 and 1999, he was CFO of YLR Capital Markets, a publicly-traded Israeli investment bank, and rose to become a Senior Manager at Kesselman & Kesselman, the Israeli member of PricewaterhouseCoopers International, Ltd, between 1984 and 1997. Mr. Burgin earned an M.B.A. and a B.A. in Accounting and Economics from Tel-Aviv University and is certified in Israel as a CPA.

 Monique Ben-Am, Vice President of Clinical Development

Ms. Ben-Am has been our VP Clinical Development since June, 2011 bringing with her over 25 years of experience in the pharmaceutical industry. Prior to joining BioCancell, Monique was Director of Global Operations Management & Resources, Global Clinical Operation, Global Innovative R&D at Teva Phamaceuticals, Ltd. (NASDAQ: TEVA, TASE: TEVA), where she managed an international group of Global Operations Managers responsible for multiple sclerosis, ALS, Parkinson's Disease, Crohn's Disease and oncology clinical trials. Previously, she was VP Clinical Affairs at TopSpin Medical Ltd., after many years with Novartis Pharma AG in Switzerland and the U.S. in a variety of positions. While working at Novartis' Oncology Business Unit, she managed and completed a number of clinical trials leading to the approval of the oncology blockbuster drug Glivec, the Glivec Expanded Access Program including over 7000 patients in 37 countries, and the Glivec International Patient Access Program (GIPAP) providing access to thousands of patients in the developing world. She holds a B.Sc. in Agriculture from the Hebrew University of Jerusalem, Israel, and an M.Sc. in Physiology and Pharmacology from the Tel Aviv University.

Patricia Ohana, Vice President of  Research &  Development

Dr. Ohana has served as our Vice President of Research & Development since June 2011, As such, she is in charge of R&D, operations and regulatory affairs. Dr. Ohana was previously our Vice President of Clinical Development and has been a biochemist and molecular biologist in the Department of Biological Chemistry at the Hebrew University of Jerusalem for the past 26 years. Dr. Ohana holds a Ph.D. in Biological Chemistry, a M.Sc. in Chemistry and a B.Sc. in Chemistry, each from the Hebrew University of Jerusalem.

Doron Amit, Vice President of Business Development

Dr. Amit oversees BioCancell’s business development activity, and is in charge of the research and development of BC-821, BioCancell’s 2nd generation drug candidate, since co-inventing it together with Prof. Abraham Hochberg. He is a former director of the US Funds Department and the chief life science analyst at FreeMind Group LLC, an international consultancy firm, where he managed a team of bio-med consultants and was responsible for raising funds from non-dilutive sources, such as government agencies and private foundations, for biotechnology companies and research institutions. He has provided business consultancy services for various biotechnology and medical device companies in Israel and in the U.S. Dr. Amit holds a Ph.D. in Molecular Biology and an MBA, magna cum laude, both from the Hebrew University of Jerusalem. He also holds an M.Sc., summa cum laude, in Molecular Biology, and a Bachelor of Medical Sciences, both from the Hebrew University of Jerusalem.

CORPORATE GOVERNANCE

Our Board of Directors and management are committed to responsible corporate governance to ensure that the Company is managed for the long-term benefit of its stockholders. To that end, the Board of Directors has adopted  corporate governance policies and practices in accordance with SEC rules, including the requirements of the Sarbanes-Oxley Act of 2002.  O ur Board of Directors and management intend to periodically review and update, as appropriate.

In addition, a s a result of the listing of our securities on the TASE, we are subject to certain provisions of the Israeli Securities Law — 1968. Pursuant to Section 39A of the Israeli Securities Law, rules and regulations of the Companies Law listed in the Fourth Schedule apply to issuers incorporated in jurisdictions outside Israel which offer securities to the public in Israel. Under Articles V, VI, VII, VIII, IX, XI and XII of our Amended and Restated Certificate of Incorporation, we are subject to such provisions of the Companies Law and the Israeli Securities Regulations to the extent permitted by Delaware law.

Number of Directors; Election; Removal; Filling Vacancies;

Our Second Amended and Restated Bylaws provide that our Board of Directors shall consist of at least two, and no more than nine, members. Pursuant to an Irrevocable Voting Agreement, certain of our stockholders have agreed to vote their shares of our common stock in favor of nominees for election to our Board of Directors appointed by such stockholders. See “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters — Voting Agreements”.

The Board of Directors nominates for election at annual and/or special shareholder meetings individuals to serve as directors of the Company and may elect individuals to fill any vacancies on the Board.

Pursuant to Sections 95 and 121(c) of the Companies Law and Article VI of our Amended and Restated Certificate of Incorporation, we are subject to certain procedural and board composition requirements. A director that holds the office of Chairman of the Board of Directors may not also hold the office, or be granted the powers of, the Chief Executive Officer, unless authorized in accordance with Section 121(c) of the Companies Law. Section 95 further provides that a director that holds the office of Chairman of the Board of Directors may not also be granted the powers of any person subordinated to the Chief Executive Officer (and such person may not be appointed to be the Chairman of the Board of Directors), or be appointed to any other position in the public company or in any entity controlled by the public company with the exception of director or chairman positions in any entity controlled by the public company. A director in an entity controlled by the public company may be appointed to be the Chairman of the Board of Directors.

Section 121(c) provides that the stockholders at a general meeting of a public company may resolve that for a period of no more than three years the Chairman of the Board of Directors may be authorized to fulfill the duties of the Chief Executive Officer, provided that , in counting the votes at the meeting at least one of the following is true: (i) the majority must include at least two-thirds of the stockholders who are not holders of control in the corporation present at the vote and abstaining votes must not be taken into account in counting the votes of such stockholders; or (ii) the total of opposing votes from among the stockholders referenced in subsection (i) does not exceed 2% of all of the voting rights in the corporation.

Director Independence Under Israeli Law

Our common stock is listed on the TASE and trades under the symbol "BICL".  As a requirement of listing on the TASE and  pursuant to Sections 239 through 249A of the Companies Law, we must comply with certain director independence requirements. These requirements are addressed in Article VI of our Amended and Restated Certificate of Incorporation.

O ur Board of Directors must at all times include at least two directors who are elected by stockholders, where at least one of the following is true: (i) the majority of the votes represented at the stockholders’ meeting includes at least one  half of all of the votes of the stockholders who are not controlling parties of the corporation or have personal interest in the election (other than personal interest unrelated to a controlling party of the corporation) and who participate in the voting (with abstentions not being included in the total votes of the foregoing stockholders); or (ii) the total number of opposing votes from among the stockholders referenced in subsection (i) does not exceed 2 % of all of the voting rights in the corporation . Directors elected in accordance with this provision are deemed to be “ external directors” (as long as certain other requirements are met, as described below).

For purposes of this provision, “control” is defined in the  Companies Law as the ability to direct the activity of the corporation , and a person shall be presumed to control a corporation if such person holds 50% or more of the means of control of the corporation such as the right to vote at a general meeting or a corresponding body of the corporation or the right to appoint directors or the general manager of the corporation . If at the time of the appointment of an  external director, all of the members of the b oard of d irectors are of one gender, the second external director shall be of the other gender.

Any vacancy in the office of an external director may be filled only by the stockholders and may not be filled by the remaining directors. If at any time there are fewer than two external directors, the Board of Directors must call a special stockholders’ meeting for the election of external directors. An external director may not be removed from office without cause . An external director is required to be a resident of the State of Israel, provided that a public company, the shares of which have been offered to the public outside of Israel, or are listed on a stock exchange outside of Israel , may appoint an external director who is not an Israeli resident .

An external director must have professional qualifications or accounting and financial expertise, and at least one of the external directors must have accounting and financial expertise.

No individual may be appointed as an external director if such individual is a relative of a controlling party of the corporation or if , at the time of appointment or at any time during the preceding two years, he, his relative, partner, employer , another person to which such individual is subordinated directly or indirectly  or a corporate body of which he is a controlling party had an interest in the corporation ,  the controlling party of the corporation or in a relative of a controlling party of the corporation at the time of the appointment, or in another corporate body (and in the case of a corporation with no controlling party or a controlling block, in addition, an interest, at the time of appointment, in the chairman of the board of directors, chief executive officers, significant shareholder or other senior officer in the finance department . For the purposes of this provision, (i) “interest” means an employment relationship, commercial or professional ties in general or control, as well as service as an officer, other than service as a director who was appointed as an  external director in a corporation that is due to offer shares to the public for the first time, and (ii) “other corporate body” means a corporate body in which the corporation or controlling member of it is a controlling member at the time of the appointment or during the two years before the time of appointment.

A director in a corporation cannot be appointed as an external director in another corporation if at that time a director of the other  corporation serves as an external director of the first corporation . An external director may not receive any compensation from the corporation , except as determined by applicable law and except for insurance coverage and indemnification by the corporation ’s bylaws or as determined by other applicable law. An individual cannot be appointed as an external director if he holds any other position or owns any business which might give rise to a conflict of interest with his role as a director, or if such circumstances might harm his ability to act as a director. An individual cannot be appointed as an external director if he is a member of the Israel Securities Authority or an employee thereof, or if he is a member of the b oard of d irectors or an employee of an Israeli stock exchange.

An individual cannot be appointed as an external director if such individual, his relative, partner, employer, another person to which such individual is subordinated directly or indirectly or a corporate body of which he is a controlling party, business or professional relations with individuals or entities an external director may not have an interest in (other than insignificant relations) and any other individual who has received remuneration no according with the provisions of the Companies Law.

A general meeting of our stockholders at which the appointment of an external director is on the agenda may only be convened if the nominee has declared that he fulfil l s the conditions required for being appoint ed as an external director.

Pursuant to these requirements, two external directors, Orly Yarkoni and David Schlachet, serve on our Board of Directors. Other than through their current positions as external directors on our Board of Directors, neither such director has had any employment relationship with us, has had any commercial or professional ties in general or through control or has served as one of our executive officers. We have no knowledge of the ownership by either director of any securities issued by us or owned by our wholly owned subsidiary, except for options to each of the directors to purchase 30,000 shares of our common stock, as approved by our Board of Directors and a general meeting of our stockholders.

In addition, our Amended & Restated Certificate of Incorporation requires that at least one external director sit on each committee of our Board of Directors. David Schlachet is a member of our audit and executive committees. Orly Yarkoni is a member of our audit and compensation committees. Our other directors are not considered to be external directors under Israeli law.

The term of office of an external director is three consecutive one-year terms, and we may appoint an incumbent external director for an additional three consecutive one-year terms and thereafter for an additional three consecutive one-year terms. If our Board of Directors learns of a suspicion that an external director no longer meets the condition required under the applicable law for his appointment, or that he has violated his fiduciary duty of loyalty, the board of directors shall discuss the matter at the meeting first convened after it learned of the matter. If our Board of Directors determines that the external director no longer meets a condition required under applicable law for his appointment or that he has violated his fiduciary duty of loyalty, than the board of directors must call a special meeting of our stockholders for the removal of that external director. The reasons of our Board of Directors must be presented at the meeting of our stockholders, and the external director must be given a reasonable opportunity to present his position; the decision of our stockholders to terminate an external directors’ term of office must be adopted with the same majority that was necessary for his appointment.

An Israeli court may, pursuant to the application of a director or stockholder, order the removal of an external director if it determines that the director has ceased to fulfill one of the conditions required under the Companies Law for his appointment, or that he has committed a breach of a fiduciary duty to the corporation.

The Companies Law sets certain restrictions on the employment of, grant of services and receipt of benefits by an external director and some of his relatives following the termination of his position as external director.

Director Independence Using an Independence Definition of a National Securities Exchange

We are not listed as an issuer, nor have we applied to be listed as an issuer, on any U.S. national securities exchange or inter-dealer quotation system. For purposes of compliance with applicable securities rules, the following describes the independence standards required by the NASDAQ Stock Market, Inc., and assesses whether our directors would be considered to be independent directors under NASDAQ’s independence standards were they so required.

An independent director is “a person other than an executive officer or employee of the company or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.” Under NASDAQ Rule 5605(a)(2), an independent director may not: (i) have been employed by the company or its subsidiaries or parent company during the preceding three years; (ii) have received, or had a family member that received, compensation in excess of $120,000 from the company during any twelve month period during the preceding three years (other than for board or committee services, benefits under a retirement plan or payments to a family member who is a non-executive employee of the company); (iii) have had a family member that was an executive officer of the company during the preceding three years; (iv) have received from or given to the company during the current and three preceding years, either directly or through family members or entities under his control, any property or services totaling the greater of $200,000 or 5% of the recipient’s gross revenues for that year, unless the payments arose from investments in the company’s securities or a non-discretionary charitable contribution matching program; (v) be employed or have been employed during the last three years, or have a family member who is employed or was employed, as an executive officer of another company where any of the issuer’s executive officers sat on the compensation committee; or (vi) be or have a family member who is a partner at the company’s outside auditor or was a partner or employee of the company’s outside auditor who worked on the company’s audit at any time during the preceding three years. Share ownership in a company will not by itself disqualify a director from being independent.

Under NASDAQ rules, at least a majority of the members of a listed company’s board of directors must be independent. We have determined that each of Hanoch Rappaport, David Schlachet and Orly Yarkoni are independent under NASDAQ rules and, as a result, we would not currently comply with the NASDAQ independence standards for board of directors composition.

Each company listed on NASDAQ must appoint an audit committee of at least three members and adopt an audit committee charter describing the committee’s responsibilities for oversight of accounting and financial issues. All directors on the audit committee must be independent according to the definition described above. As of the date of this report, our audit committee would meet these standards, since all three members of our audit committee, Orly Yarkoni, David Schlachet and Hanoch Rappaport, would be deemed to satisfy the NASDAQ independence requirements for audit committee purposes.

Companies listed on NASDAQ are not required to maintain standing compensation or nomination committees. They may instead rely upon a majority of independent directors sitting on the board of directors to discharge the duties of such committees, such as setting the compensation of executive officers and the nomination of directors. If the board chooses to appoint a compensation or nomination committee, however, then the committee must be comprised of entirely independent directors. The compensation committee of our Board of Directors would meet NASDAQ’s standards for independence, since all three members of our compensation committee, David Schlachet, Hanoch Rappaport and Orly Yarkoni, would be deemed to satisfy the NASDAQ independence requirements.

Director Liability

We are subject to Sections 252 through 256 of the Companies Law, which are addressed in Article XII of our Amended and Restated Certificate of Incorporation. These sections provide that: (i) an officer owes a duty of care to the corporation as provided in Sections 35 and 36 of the Civil Wrongs Ordinance, (ii) an officer shall act with the standard of proficiency which a reasonable officer, in the same position and in the same circumstances, would act; and (iii) an officer shall owe a fiduciary duty to the corporation, and shall act in good faith and for the benefit of the corporation. We may approve, subject to the applicable provisions of the Companies Law with respect to transaction approval procedures, an act that would otherwise be deemed a violation of an officer’s fiduciary duty to the corporation if (1) the officer acted in good faith and neither the act nor the approval of the act prejudices the corporation, and (2) the officer disclosed the essence of his personal interest in the act, including any substantial fact or document, a reasonable time before the date of the discussion of the approval.

Business Combinations; Interested Transactions

Pursuant to Sections 270(4) and 275 through 282 of the Companies Law, and in accordance with Section 6.4 of our Amended and Restated Certificate of Incorporation, we may not enter into an “interested transaction” unless the transaction is approved by the following in the following order: (i) the audit committee of our Board of Directors, (ii) our Board of Directors; and (iii) the meeting of stockholders, on condition that one of the following applies: (A) the majority of the votes at the meeting of stockholders includes at least a majority of all of the votes of stockholders who do not have a personal interest in the approval of the transaction and who are participating in the vote (abstentions shall not be included in the total of the votes of such stockholders), or (B) the total of opposing votes from among such stockholders does not exceed 2% of all the voting rights in the corporation. For purposes of this provision, a personal interest means a personal interest of a person in an act or transaction of a corporation, including: (i)  a personal interest of that person’s relative (i.e. spouse, brother or sister, parent, grandparent, child as well as child, brother, sister or parent of such person's spouse or the spouse of any of the above); or (ii) a personal interest of another entity in which that person or his or her relative (as defined above) holds 5% or more of such entity’s issued shares or voting rights, has the right to appoint a director or the chief executive officer of such entity, or serves as director or chief executive officer of such entity, including the personal interest of a person voting pursuant to a proxy whether or not the proxy grantor has a personal interest. A personal interest resulting merely from holding the Company’s shares of stock will not be deemed a personal interest.

The term “interested transaction” means an extraordinary transaction of a public company with its controlling stockholder (as defined in Sections 1 and 268 of the Companies Law), or an extraordinary transaction of a public company with another person in whom the holder of control has a personal interest, including a private offering in which the holder of control has a personal interest and also a contract of a public company with its holder of control or such holder’s relative, if he also is an officer of the corporation, with respect to his service and employment conditions, and if he is an employee of the corporation but is not an officer, then with respect to his employment by the corporation.

In addition, certain procedures must be followed by any stockholder voting on an interested transaction, or who has a personal interest in the interested transaction, and by any director who has a personal interest in the interested transaction.

We are governed by the Israeli Securities Regulations (Transactions between a Company and its Controlling Shareholder) — 2001 to the full extent permitted by Delaware law. The Israeli Securities Regulations generally govern transactions between a company and a controlling stockholder and the stockholders’ meetings convened for the purpose of approving a transaction with a controlling stockholder. For purposes of these provisions, the term “controlling stockholder” is defined in the Companies Law. The regulations require that the company give notice to the stockholders of a transaction with a controlling stockholder and that the company provide a transaction report containing all relevant details of the transaction. The regulations govern the contents of the notice and the transaction report and provide that the Israel Securities Authority may deliver a directive to the company requesting that the company amend the transaction report.

In connection with the closing of a private placement of our securities in July 2008, certain of our stockholders entered into an Irrevocable Voting Agreement regarding the election of certain of our directors. Because these parties collectively hold 25% or more of the voting rights of our stockholders (and no other stockholder holds more than 50% of the voting rights), the Israeli Securities Authority regards these parties to have formed a control block under the Israeli Securities Regulations, and as a result an exceptional transaction between us and any of these parties would be regarded as an interested transaction. For more information regarding the Irrevocable Voting Agreement, see “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters — Voting Agreements”.

Meetings of Stockholders

Pursuant to Sections 87 and 89 of the Companies Law and Article V of our Amended and Restated Certificate of Incorporation, we must comply with certain requirements regarding meetings of our stockholders. A notice of any annual or special meeting of our stockholders must be accompanied by a form of proxy card setting forth the resolutions to be presented by our Board of Directors for a vote at such meeting. In addition, the Companies Law provides that stockholders in a public company may vote at a stockholders’ meeting by means of a voting paper in which the stockholder indicates how he votes on resolutions relating to: (i) the appointment and removal of directors; (ii) approval of acts or transactions requiring the approval of the general meeting pursuant to Sections 255 and 268 through 275 of the Companies Law; (iii) approval of a merger pursuant to Section 320 of the Companies Law; (iv) any other matter with respect to which the company’s charter provides that decisions of the general meeting also may be passed by means of a voting paper; and (v) other matters prescribed by the Israeli Minister of Justice pursuant to Section 89 of the Companies Law.

Pursuant to Section 88 of the Companies Law which we have adopted in Article V of our Amended and Restated Certificate of Incorporation, the Board of Directors and any person at the request of whom the Board of Directors convenes a stockholders meeting, may approach the stockholders in writing through the Company, in order to convince them to vote in a certain manner on the resolutions set forth in clauses (i) to (v) above. The Company is then required to send the position notification to its stockholders. If the agenda of a stockholders meeting includes any of the resolutions set forth in clauses (i) to (v) above, a stockholder may approach the Company and request to send a position notification on his behalf to the other stockholders. The distribution of such position notifications is subject to certain technical requirements set forth in regulations enacted by virtue of Section 89 of the Companies Law.

Pursuant to Section 2.4 of our Second Amended and Restated Bylaws, each notice of a stockholders meeting shall be given, personally or by mail, not fewer than the minimum number of days required for public companies under the Companies Law and all regulations provided thereunder, provided that such number of days is not less than the minimum number of days required under Delaware law.

Each beneficial stockholder whose shares are held by a bank or a member of the TASE and are registered on the books of the company shall be permitted to participate at the meeting and to vote such stock by proxy.

Committees of the Board of Directors; Audit Committee, Compensation Committee and Executive Committee

The Board of Directors participates in establishing and reviewing corporate objectives and strategies, and evaluates and approves significant policies and proposed major commitments of corporate resources. Management keeps the directors informed of Company activity through regular written reports and presentations at Board and committee meetings.

In addition, our Board of Directors may designate committees of the Board, determine the obligations of any such committee and identify such powers as our Board of Directors may delegate to a committee.

Pursuant to Section 114 through 117 of the Companies Law and Article VII of our Amended and Restated Certificate of Incorporation, our Board of Directors must appoint an audit committee comprised of at least three directors. The members of our audit committee must include two external directors under Israeli law, and a majority of its members must be independent. Certain individuals may not serve on the audit committee, including the Chairman of our Board of Directors, any director who we employ or who provides services to us, a controlling stockholder or any another entity controlled by the controlling shareholder, or any director who is a relative of a controlling stockholder.

Under the Companies Law, the audit committee must have the several duties, including: (i) to identify deficiencies in the management of the company in consultation with its Internal Auditor and auditing auditors, and recommending corrective measures if needed; (ii) to determine whether an interested transaction is an extraordinary transaction, (iii) consider the approval of actions as set forth in Sections 255 and 268 through 275 of the Companies Law, including an interested transaction , (iv) to review the internal auditor plan (if such plan is approved by the board of directors of the corporation), (v) to review the scope of the internal auditing, (vi) to review the scope of the external auditor engagement and his fees, and (vii) to set procedures to handle complaints by employees regarding deficient.

The charter of our audit committee provides that our audit committee will be appointed by our Board of Directors and will oversee the following subjects: internal controls and risk management; internal audit; auditors, compliance, reporting responsibilities; and approval of transactions. Our audit committee is currently composed of three members: Orly Yarkoni, David Schlachet and Hanoch Rappaport.

The audit committee is required to pre-approve the audit and non-audit services performed by the Company’s independent auditor in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval by the audit committee, it will require such committee’s specific pre-approval. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the audit committee.  Certain audit related services, tax services, and other services have received general pre-approval by the audit committee, as provided in the audit committee charter. Requests or applications to provide other services that require specific pre-approval by the audit committee are submitted to the audit committee by both the independent auditor and the Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

Our Board of Directors also maintains a compensation committee whose duty is to make recommendations to our Board of Directors regarding employee and director compensation issues, including the compensation of new executives and directors, material changes to the compensation of current executives and directors, and the awarding of employee stock options. Our compensation committee is currently composed of three members, David Schlachet, Hanoch Rappaport and Orly Yarkoni.

Upon and as a condition to the closing of the private placement of our securities to Clal Biotechnology Industries Ltd., Tikcro Technologies Ltd. and Provident Fund of the Hebrew University Ltd. in July 2008, our Board of Directors appointed an executive committee initially consisting of four members of the Board: Professor Hochberg, an external director (currently David Schlachet), and the members of our Board of Directors nominated by each of Clal Biotechnology Industries Ltd. (currently Ofer Goldberg) and Tikcro Technologies Ltd. (currently Aviv Boim). As required under the July 2008 private placement agreements, approval of our Board of Directors of the consummation of any material transaction involving us, the adoption of our annual budgets and any matters relating to our investment policies and working plan, are subject to the approval of our executive committee.

We do not maintain a standing nominating committee of our Board of Directors.

The Board of Directors as a whole, and each of the committees of the Board separately, has authority to retain and terminate such independent consultants, counselors or advisors as each shall deem necessary or appropriate.

Each of our audit, executive and compensation committees has a written charter adopted by our Board of Directors that establishes policies and procedures for such committee in accordance with applicable corporate governance rules and regulations. The charters are available on our website at www.biocancell.com, and free of charge in print to any interested party that requests them.

Communications with Board of Directors

Any interested party desiring to communicate with the Board of Directors or with any director regarding the Company may write to the Board of Directors or the director, c/o Avraham Hampel, Office of the Secretary, BioCancell Therapeutics Inc., Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel. The Office of the Secretary will forward all such communications to the director(s). Interested parties may also submit an email by filling out the email form on the Company’s website at www.biocancell.com.

Meetings of the Board of Directors and its Committees; Annual Meeting Attendance

During the fiscal year ended December 31, 2010, there were 19 formal meetings of the Board of Directors. All directors attended more than 75% of the meetings held for which they served as directors. We do not have a Board attendance policy. In 2010, the executive committee had six formal meetings, the audit committee had eleven formal meetings and the compensation committee had five formal meetings.

The Company encourages its directors to attend the annual meeting of stockholders each year.

Audit Committee Report

In connection with the preparation and filing of our Annual Report on Form 10-K for the year ended December 31, 2010:

(1)           The a udit c ommittee reviewed and discussed the audited financial statements and related footnotes with management and the independent registered public accounting firm. Management represented to the a udit c ommittee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles;

(2)           The a udit c ommittee discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380),1 as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

(3)           The a udit c ommittee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the  a udit c ommittee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence; and

(4)           Based on the review and discussions referred to above, the a udit c ommittee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31 , 2010 .

Submitted by the members of the a udit c ommittee
Orly Yarkoni, Chairperson
Hanoch Rappaport
David Schlachet

Internal Auditor

We are subject to certain laws regarding our internal auditor. We must have an internal auditor appointed by our Board of Directors based upon the proposal of our audit committee. The internal auditor must be a natural person who is not (i) an interested party (as interested under applicable law), or a relative of such interested party, (ii) an officer of the company or a relative of any officer of the company, or (iii) the company’s auditing accountant or its designee.

The internal auditor must perform his duties consistent with Sections 3(a), 4(b), 8 through 10, 14(b) and 14(c) of the Israeli Internal Audit Law, 1992, subject to the provisions of the Companies Law. The Israeli Internal Auditing Law governs internal auditing in public entities such as governmental offices, governmental companies and statutory institutes. The Companies Law applies seven general sections from the Israeli Internal Auditing Law on the internal auditor of a public company, which sections relate to the Internal Auditor’s residence, experience, education and criminal record, the internal auditor’s professional standards, restrictions over the internal auditor’s additional positions and conflicts of interest, the internal auditor’s authority, the internal auditor’s report as evidence and permission to expand and/or preserve the internal auditor’s authority by the company, subject to Sections 146 through 153 of the Companies Law.

The internal auditor must submit periodic or annual audit plans to our audit committee or to our Board of Directors, as determined by our Board of Directors, for its advance approval. The Chairman of the Board of Directors or the chair of our audit committee may delegate to the internal auditor additional audit duties for urgent examination in addition to the audit plan, in which case the findings will be reported to the appointing officer. The internal auditor must, among other duties, audit our compliance with applicable laws and proper business practices. The internal auditor must report his findings to the Chairman of the Board of Directors, the chairman of our audit committee or our general manager.

The internal auditor’s term in office may not be terminated without his agreement, and he shall not be suspended from office, unless our Board of Directors determines to terminate the internal auditor based upon the recommendation of our audit committee and after the internal auditor was given a reasonable opportunity to state his case before our Board of directors and before our audit committee. Notwithstanding any other provision set forth in our Amended and Restated Certificate of Incorporation or Second Amended and Restated bylaws, the majority of our entire Board of Directors shall constitute a quorum for the termination of office of the internal auditor by our Board of Directors.

Stockholders’ Rights to Examine Books and Records

Pursuant to Sections 184 and 185 of the Companies Law, our stockholders have the right, upon written request, to receive copies of the minutes of meetings of stockholders, our stock ledger, copies of our governing documents, and a list of our stockholders. Stockholders also have the right, upon written request setting forth the purpose thereof, to receive copies of any document relating to any act or transaction requiring the consent of stockholders pursuant to Sections 255 and 268 through 275 of the Companies Law. We may refuse a stockholder’s request if we, acting through our Board of Directors, believe that such demand was not made in good faith or that the requested documents include a commercial secret or patent or that the disclosure would otherwise have an adverse effect on the corporation.

Compromises and Arrangements with Creditors and Stockholders

Pursuant to Article XI of our Amended and Restated Certificate of Incorporation, whenever a compromise or arrangement is proposed between a company and its creditors or any class of them and/or between the company and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application of the company or of any creditor or stockholder, or on the application of any receiver or receivers appointed for the company under the provisions of Section 291 of Title 8 of the Delaware Code, or on the application of trustees in dissolution or of any receiver or receivers appointed for the company under the provision of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, or of the stockholders or class of stockholders, as the case may be, to be summoned in such manner as the court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders, as the case may be, agree to any compromise or arrangement and to any reorganization of the company as a consequence of such compromise or arrangement, such compromise or arrangement and the reorganization shall, if sanctioned by the court to which the application has been made, be binding on all creditors or class of creditors, or on all of the stockholders or class of stockholders and on the company.

Corporate Action without a Stockholder Meeting

Under Section 4.2 of our Amended and Restated Certificate of Incorporation, if our stockholders take action by written consent, we will be required to give prompt notice of such action to any stockholder who did not execute such written consent.

  Special Tender Offers; Forced Sale of Shares

Sections 328 through 340 and Section 342A of the Companies Law related to special tender offers and forced sales of shares are applicable to us and are addressed in Article IX of our Amended and Restated Certificate of Incorporation. Such sections provide that, in a public company, no purchase shall be affected as a result of which a person shall become a holder of a control block (25% of the voting rights of the company), if there is no such current holder in the company, and no purchase shall be effected as a result of which the purchaser’s holding shall increase above 45% of the voting rights of the company, if there is no other person currently holding more than 45% of the voting rights in the company, other than by way of a special tender offer in accordance with the Companies Law.

Notwithstanding the foregoing, Section 328(b) of the Companies Law provides that such a transaction in which a control block is acquired may be effected if approved by a general meeting of stockholders as a transaction, the purpose of which is to create a control block of 25% or 45% of our voting rights, as applicable.

Where a special tender offer has been made, our Board of Directors must give its opinion to the offerees regarding the advisability of the special tender offer and must disclose all personal interests of each of the directors in such tender offer. Our Board of Directors need not give such an opinion, though, if it is unable to do so, provided that it gives notice of its reasons for not so doing. A special tender offer must be made to all offerees, and the offer may only be accepted by a majority of the votes of those offerees who gave notice of their position with respect to the offer. The votes of a holder of a controlling interest in the offeror, a holder of a control block in us or any person acting on their or on the offeror’s behalf, as well as any person who has a personal interest in the tender offer, shall not be taken into account. Where a special purchase offer has been accepted, offerees who have not given notice of their position in respect of the tender offer, or who have objected to it, may consent to the offer, no more than four days after the last day for accepting the tender offer, and they shall be considered to have consented to the offer from the outset.

An officer in a target company may negotiate with an offeror for the improvement of the conditions of his offer, and may negotiate with other in order to obtain a counter offer. An officer in a target company who commits an act, other than negotiations as aforesaid, the purpose of which is to forestall an existing or anticipated special tender offer, or to harm the chances of its being accepted, shall be liable to the offeror and the offerees for any damage resulting from his acts, unless he acted in good faith and had reasonable grounds for presuming that the act done by him was for the good of the corporation.

A special tender offer may not be accepted unless shares conferring at least 5% of the voting rights in the company have been purchased.

Shares purchased in a special tender offer in contravention of these requirements of the Companies Law will not confer any right and will be “dormant” shares as defined in the Companies Law as long as the shares are owned by the purchaser.

Where a special tender offer has been accepted, the offeror, or any person controlling the offeror at the time of the offering, and any company controlled by them, shall not for a period of one year following the date of the tender offer, make another tender offer for the purchase of shares, and they shall not effect a merger of the company unless they undertook to do so in the special tender offer.

A person may not purchase shares of a public company or obtain voting rights such that after the purchase he holds more than 90% of the shares other than by way of a tender offer for all of the shares. When a stockholder owns more than 90% of all of the shares, he shall not purchase any additional shares for so long as he continues to hold at least 90% of the shares.

Where a tender offer for all shares is accepted by the offerees in such a way that the rate of holding of the offerees who did not accept the offer is less than 5% of the issued shares and more than half of the offerees who have no personal interest in the tender offer accepted the tender offer, all of the shares that the offeror sought to purchase shall be transferred to him. Where a tender offer for all shares is not accepted, the offeror shall not purchase shares from any offerees who have accepted the offer that will confer on him a holding of more than 90% of all of the outstanding shares.

Upon application of an offeree submitted no later than three months after the date of receipt of the tender offer for all shares, a court may rule that the consideration paid for shares in the tender offer was less than their fair value and that fair value should be paid.

Class and Derivative Action

We are subject to Sections 194 through 218 of the Companies Law. These provisions relate to class and derivative actions. Any of our stockholders or directors, which we referred to as a “Plaintiff”, may file a derivative action if the conditions set forth in the above provisions have been met. Any person wishing to file a derivative action shall address the corporation in writing, demanding that it exhaust its right by instituting an action, which we referred to as a “Demand.” The Demand must be addressed to the Chairman of the Board of Directors and must set out in detail the facts giving rise to the cause of action and the reasons for its submission. We may proceed in one of the following ways upon receipt of a Demand: (i) take any action or pass any resolution resulting in the dropping of the cause of action; (ii) reject the Demand for reasons specified in its resolution; (iii) resolve to file a suit. We must inform the Plaintiff of the way in which we elect to proceed. A Plaintiff may file a derivative action with the approval of the court, if one of the following applies: (i) the action taken or the resolution made, did not, in the Plaintiff’s opinion, bring about the dropping of the cause of action; (ii) we rejected the Demand; (iii) we gave notice to the Plaintiff that it has resolved to file a suit, but no suit was filed within seventy five days of the date of such notice; or (iv) we did not respond to the Demand in accordance with Section 196 of the Companies Law. A derivative action requires the approval of the court, which shall approve it if convinced that the claim, and the conduct thereof, are prima facie in the best interests of the corporation, and that the Plaintiff is not acting with lack of good faith. A Plaintiff may not withdraw a derivative action, and may not enter into an arrangement or settlement with the defendant, other than with the consent of the court. The application for such consent shall specify all details of the arrangement or settlement, including any payment offered to the Plaintiff.

The Israeli Class Action Law provides that a person having a cause of action with respect to a security may, subject to the terms and conditions set forth in the foregoing act, and with the consent of the relevant court, sue on behalf of a group all of whose members have a cause of action that has materially similar factual and legal grounds.

Code of Ethics

The Company has adopted a Code of Ethics (as such term is defined in Item 406 of Regulation S-K). The Code of Ethics is available on the Company’s website at www.biocancell.com, and in print to any stockholder that requests it. The Code of Ethics applies to the Company’s employees, officers and members of the Board of Directors. The Code of Ethics has been designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Company;

(3)	Compliance with applicable governmental laws, rules and regulations;

(4)	The prompt internal reporting or violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

(5)	Accountability for adherence to the Code of Ethics.

Section 16( A ) Beneficial Ownership Reporting Compliance

Section 16( A ) of the Exchange Act requires our executive officers , directors and persons who beneficially own more than 10% of a registered class of our equity securities (collectively, "Reporting Persons"), to file with the SEC initial reports of ownership and  reports of changes in ownership of our common stock and other equity securities. Such e xecutive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms furnished to the Company and written representations from certain reporting persons, we believe that the Reporting Persons have complied with all applicable filing requirements during 20 10 , with the following exceptions :

Name	Number of Late Insider Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Required Forms
Orly Yarkoni	2	1	-
David Schlachet	2	1	-
Hanoch Rappaport	1	1	-
Doron Nevo	4	4	-
Aviv Boim	1	1	-
Tikcro Technologies, Ltd.	-	3	2
Clal Biotechnology Industries, Ltd.	1	1	-

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as set forth below, since January 1, 2010, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were a party or are a party in which:

▪	the amounts involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and
▪	a director, executive officer, holder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Filing of Registration Statement

In June 2010, we agreed to file a registration statement on Form S-1 (Registration Number 333-168378), to register securities held by Clal Biotechnology Industries, Ltd. and Tikcro Technologies, Ltd. Under the terms of the agreement, the legal, accounting and registration costs of such filing were borne by CBI and Tikcro, without these stockholders waiving any claims they may have with regard to the registration.

Executive Compensation

For more information regarding transactions in which our directors and executive officers had or will have a direct or indirect material interest, see “Security Ownership of Certain Beneficial Owners and Management” and “Executive Compensation” above.

COMPENSATION OF DIRECTORS

Members of our Board of Directors who are  external directors (as defined in our Amended and Restated Certificate of Incorporation) receive the fixed compensation established under Israeli regulations for directors not designated by our Board as experts, NIS 31,700 (approximately $8, 685 ) per annum, plus NIS 2,120 (approximately $5 90 ) per meeting (60% of such amount for participation via teleconference, and 50% of such amount for approving a written resolution).

Non-employee Members of our Board of Directors who are not external directors, and who have agreed to do so, receive compensation of NIS 1,800 (approximately $ 500 ) per meeting. No other d irectors receive any compensation for their service on our Board of Directors.

The following table sets forth information regarding the compensation paid to each of our directors and past directors who were not our employees during the year ended December 31, 20 10 :

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	Other Compensation ($)	Total ($)
Doron Nevo	$24,335	—	$130,910	—	—	—	$155,245
Orly Yarkoni	17,896	—	21,491	—	—	—	39,387
David Schlachet	17,267	—	21,491	—	—	—	39,758
Hanoch Rappaport	6,002	—	—	—	—	—	6,002
Aviv Boim	$6,012	—	$15,631	—	—	—	$21,643

COMPENSATION OF EXECUTIVE OFFICERS

Our Compensation Committee evaluates and sets the compensation policies and procedures for our executive officers. Except as provided for in the employment agreements described below, annual reviews generally determine future salary and bonus amounts for our executive officers, as a part of the Company’s compensation procedures.

Summary Compensation Table

The following table sets forth the aggregate cash compensation paid during the 20 10 and 200 9 fiscal years to our Chief Executive Officer and to our executive officers other than our CEO whose annual salary and bonuses exceeded $100,000 for the applicable years .
Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (1)	Stock Awards ($) (1)	Option Awards ($) (1)		Non-Equity Incentive Plan Compensation ($) (1)	Nonqualified Deferred Compensation Earnings ($) (1)	All Other Compensation ($) (1)		Total ($) (1)
Uri Danon Chief Executive Officer	2010	$157,237	$—	$—	$—		$—	$—	$62,244	(3)	$219,481
	2009	21,209	—	—	229,713	(2)	—	—	8,508	(3)	259,431
Abraham Hochberg (4) Chief Scientific Officer and Director	2010	132,260	5,125	—	—		—	—	40,023	(5)	177,408
	2009	101,866	—	—	—		—	—	48,004	(5)	149,870
Ira Weinstein Chief Financial and Operating Officer	2010	129,363	—	—	—		—	—	46,593	(6)	175,956
	2009	98,698	2,549	—	—		—	—	50,300	(6)	151,547
Avi Barak (7) Chief Executive Officer and Director until 11/09	2009	$133,253	$—	$—	$—		$—	$—	$74,284	(8)	$207,537

(1)
All compensation received by our executive officers is paid in NIS. For the purposes of completing this table, we converted each NIS denominated amount into U.S. dollars by multiplying the NIS amount by the representative exchange rate as it was published by the Bank of Israel on each date on which the compensation was calculated, so that no single conversion rate has been used.

(2)
On September 21, 2009, our Board of Directors approved the conditions of Mr. Danon’s employment agreement which was entered into on October 18, 2009. Pursuant to the terms of Mr. Danon’s employment agreement, Mr. Danon was granted options to purchase 450,000 shares of our common stock at an exercise price of NIS 3.18 (approximately $0.86) per share, pursuant to the 2007 Stock Option Plan, of which options to purchase 80,000 shares will vest immediately, and the remainder will vest over the course of four years, with partial acceleration in return for the achievement of pre-determined performance milestones by pre-set dates.

(3)	The items described as All Other Compensation for Mr. Danon for the year ended December 31, 2010 include (i) $36,090 in expenses related to the use of a company car by Mr. Danon, and (ii) $8,121 in expenses related to the use of a company cell phone by Mr. Danon, and (iii) $18,033 in contributions to executive insurance for Mr. Danon’s benefit. The items described as All Other Compensation for Mr. Danon for the year ended December 31, 2009 include (i) $2,165 in expenses related to the use of a company car by Mr. Danon, and (ii) $6,343 in contributions to executive insurance for Mr. Danon’s benefit.

(4)	Prof. Hochberg receives compensation from us solely for his services as our Chief Scientific Officer, and not in his capacity as a member of our Board of Directors.

(5)
The items described as All Other Compensation for Prof. Hochberg for the year ended December 31, 2010 include (i) $20,325 in expenses related to the use of a company car by Prof. Hochberg, (ii) $5,381 in expenses related to the use of a company cell phone by Prof. Hochberg, and (iii) $14,317 in contributions by our Israeli subsidiary to senior employees insurance for Prof. Hochberg’s benefit. The items described as All Other Compensation for Prof. Hochberg for the year ended December 31, 2009 include (i) $20,557 in expenses related to the use of a company car by Prof. Hochberg, (ii) $3,029 in expenses related to the use of a company cell phone by Prof. Hochberg, and (iii) $24,419 in contributions by our Israeli subsidiary to senior employees insurance for Prof. Hochberg’s benefit.

(6)
The items described as All Other Compensation for Mr. Weinstein for the year ended December 31, 2010 include (i) $26,083 in expenses related to the use of a company car by Mr. Weinstein, (ii) $853 in expenses related to the use of a company cell phone by Mr. Weinstein, and (iii) $19,657 in contributions by our Israeli subsidiary to senior employees insurance for Mr. Weinstein's benefit. The items described as All Other Compensation for Mr. Weinstein for the year ended December 31, 2009 include (i) $18,340 in expenses related to the use of a company car by Mr. Weinstein, (ii) $785 in expenses related to the use of a company cell phone by Mr. Weinstein, and (iii) $31,174 in contributions by our Israeli subsidiary to senior employees insurance for Mr. Weinstein’s benefit.

(7)
Mr. Barak received compensation from us solely for his services as our Chief Executive Officer, and not in his capacity as a member of our Board of Directors. In addition to the amounts described herein, Mr. Barak, who served as our Chief Executive Officer until November 2009, and whose employment was terminated on January 30, 2010, received an additional payment of $31,208 for January 2010.

(8)
The items described as All Other Compensation for Mr. Barak for the year ended December 31, 2010 include (i) $6,095 in expenses related to the use of a company car by Mr. Barak, (ii) $545 in expenses related to the use of a company cell phone by Mr. Barak, and (iii) $1,633 in contributions to executive insurance for Mr. Barak’s benefit. The items described as All Other Compensation for Mr. Barak for the year ended December 31, 2009 include (i) $29,355 in expenses related to the use of a company car by Mr. Barak, (ii) $3,312 in expenses related to the use of a company cell phone by Mr. Barak, and (iii) $41,616 in contributions to executive insurance for Mr. Barak’s benefit.

BioCancell Therapeutics, Inc. 2004 Stock Option Plan and 2007 Stock Option Plan

General Provisions.   Our Board of Directors adopted our 2004 Stock Option Plan to allocate up to 2,024,003 shares of our common stock to our directors, employees and consultants. Our Board of Directors adopted our 2007 Stock Option Plan to allocate up to an additional 2,750,000 shares of our common stock to our directors, employees and consultants. Each plan is administered by our Board of Directors and any committee that our Board of Directors may appoint for such purpose. Our Board of Directors or its designated committee may grant options and restricted stock in addition to other compensation instruments under each of the plans. With respect to options, they may grant four types of options under either plan: Approved 102 Capital Gains Options, which are granted only to our directors and employees and qualify for capital gains tax treatments; Approved 102 Ordinary Income Options, which qualify for ordinary income tax treatment; Unapproved 102 Options; and 3(i) Options, which are non-qualified stock options which are granted mostly to our consultants. The number of shares authorized to be issued under each of the plans will be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, combination or reclassification of the stock or the payment of a stock dividend with respect to the common stock or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration.

The exercise price of an option granted under our 2004 Stock Option Plan or 2007 Stock Option Plan will be determined by the Board of Directors or its designated committee at the time of the option grant.

The vesting schedule of each grant is detailed in the corresponding options allocation agreement. The committee, though, may, in its absolute discretion and on such terms and conditions as it deems appropriate, accelerate or otherwise change the time at which options granted under either plan or any portion of any such option will vest. Option grants under either plan also may contain performance goals and measures and the provisions in one option grant need not be identical to any other option grant. All options granted under either plan will expire ten years from the date of grant unless terminated earlier, provided that options granted under Section 422 of the United States Internal Revenue Code of 1986 to a stockholder that holds ten percent or more of our common stock will expire five years from the date of grant unless terminated earlier. With respect to each of the plans, our Board of Directors may reallocate to other employees, directors or consultants the unvested portion of an option that expires prior to its expiration date and the vested but unexercised and unvested portions of an option that was either cancelled or repurchased by us and any such reallocation of shares must be recycled within the plan pursuant to which such option was granted. Our Board of Directors may not reallocate the vested but unexercised portions of an option that expires upon its expiration date.

In the case of our 2004 Stock Option Plan, in the event of the disability, death or retirement of a grantee, the grantee or his legal delegates or successors, as the case may be, may only exercise that portion of the option that had vested as of the date of any such event and may exercise the vested portion within one year from the date of such event. In cases of retirement for options granted under our 2004 Stock Option Plan, if the grantee dies within one year from the date of retirement, the vested portion may be exercised by such deceased grantee’s successor within one year from the date of death so long as the option has not otherwise expired. Furthermore, for options granted under either Stock Option Plan, in the event that the grantee’s employment was terminated by us without cause (as that term is defined in the stock option plans), the grantee may exercise that portion of the option that had vested as of such date of termination and may exercise such vested portion within 90 days from such date. In the event that the grantee’s employment was terminated by us for cause or was terminated by the grantee, the grantee shall no longer have the right to exercise any option granted under our 2004 Stock Option Plan held by him irrespective of whether and to what extent his options have vested. For options granted under our 2007 Stock Option Plan, in the event that the grantee’s employment was terminated by us for cause, the grantee may exercise that portion of the option that had vested as of such date of termination and may exercise the vested portion within 30 days from such date.

Our Board of Directors or its appointed committee is entitled, at any time and from time to time, to modify the terms of either plan or to suspend or completely cancel either of the plans, and any such modification, suspension or cancellation may have retroactive effect, provided that the modification, suspension or cancellation does not adversely affect the rights of the grantees in a material way, and any such material and adverse modification, suspension or cancellation will be invalid unless it is approved by the affected grantee.

Termination of an Option.   Our Board of Directors may, from time to time, cancel all or any portion of an option granted under such plan, and our obligation with respect to options of such plan will be discharged through (i) payment to the grantee of an amount in cash equal to the excess, if any, of the fair market value of the cancelled option at the date of such cancellation over the aggregate exercise price of the option, (ii) the issuance or transfer to the grantee of common stock with a fair market value at the date of such transfer equal to any such excess, or (iii) a combination of cash and shares with a combined value equal to any such excess, as determined by the committee, in its sole discretion.

Also, in the event of a merger or consolidation in which we are not the surviving entity, an acquisition of all of our capital stock or the sale of all or substantially all of our assets, we, in our sole and absolute discretion, may cancel all outstanding options granted under our 2004 Stock Option Plan that remain unexercised prior to the consummation of any such transaction, provided that we send a cancellation notice to each grantee of our 2004 Stock Option Plan at least twenty days prior to the consummation of any such transaction during which notification period each grantee may exercise his options. In cases of merger, our Board of Directors may exchange all outstanding options granted under our 2004 Stock Option Plan that remain unexercised prior to the consummation of the merger for the securities of the surviving corporation or to pay the fair market value of any such option. In the event that we do not send a cancellation notice, or in the event of any changes in our capital structure by reason of stock split, stock dividends, reorganization, issue of rights or convertible or capital stock or any corporate transaction or other events with an similar impact, we may make an equitable adjustment in the number of shares resulting from the exercise of options granted under our 2004 Stock Option Plan and/or the exercise price of such options in order to prevent significant dilution.

With respect to our 2007 Stock Option Plan, in the event of a merger or consolidation in which we are not the surviving entity, an acquisition of all of our capital stock or the sale of all or substantially all of our assets, the person acquiring us, in its sole and absolute discretion, either may convert or exchange options granted under our 2007 Stock Option Plan to options to purchase securities of such person or may cancel all outstanding options granted under our 2007 Stock Option Plan that remain unexercised prior to the consummation of any such transaction, provided that it sends a cancellation notice to each grantee of our 2007 Stock Option Plan at least twenty days prior to the consummation of any such transaction during which notification period each grantee may exercise his options. Other than transactions in which we are acquired, in the event of any changes in our capital structure by reason of stock split, stock dividends, reorganization, issue of rights or convertible or capital stock or any corporate transaction or other events with an similar impact, we may make an equitable adjustment in the number of shares resulting from the exercise of options granted under our 2007 Stock Option Plan and/or the exercise price of such options in order to prevent significant dilution.

Outstanding Grants. As of December 31, 2010 , we have 478,426 options outstanding under our 2004 Stock Option Plan and 1,792,750 options outstanding under our 2007 Stock Option Plan . The options under our 2004 Stock Option Plan and 2007 Stock Option Plan are not listed for trading on the TASE.

Outstanding Equity Awards at December 31, 2010

The following are all unexercised options, unvested shares of common stock and any other awards granted under our 2004 Stock Option Plan and 2007 Stock Option Plan held by any of our named executive officers as of December 31, 20 10 :

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS					STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised options (#) Exercisable (b)	Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date ($) (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares of Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested ($) (j)
Uri Danon	275,625	174,375		$0.84	12/31/2019	-	-	-	-
Abraham Hochberg	90,000	30,000		$0.597	12/3/2018	-	-	-	-
Ira Weinstein	84,375	65,625		$0.36	12/3/2018	-	-	-	-

Employment Agreements

 Mr. Uri Danon

Generally.   On October 18, 2009, we entered into an employment agreement with Mr. Uri Danon, pursuant to which he has served as our Chief Executive Officer since November 1, 2009. Either we or Mr. Danon may terminate this agreement upon the provision of ninety days advance written notice to the other party expressing an intention to terminate the agreement. We also may terminate this agreement for cause, defined in the agreement as including the following on the part of Mr. Danon: (i) a material breach of any term of the agreement; (ii) any breach of Mr. Danon's fiduciary duties to us, including, without limitation, any material conflict of interest for the promotion of his benefit; (iii) fraud, felonious conduct or dishonesty; (iv) embezzlement of our funds; (v) any conduct which is materially injurious to us, monetary or otherwise; (vi) conviction of any felony; (vii) misconduct, gross negligence or willful misconduct in performance of duties and/or responsibilities assigned in the agreement; or (viii) refusal to perform the duties and/or responsibilities assigned in the agreement for any reason other than illness or incapacity, or disregard of any lawful resolution and/or instruction of the Board of Directors with respect to Mr. Danon's duties and/or responsibilities towards us.

Salary and Other Social Benefits.   The agreement provides Mr. Danon with a monthly salary of NIS 42,000 (approximately $11, 840 ). His salary is subject to adjustment throughout the term of the agreement due to cost-of-living increases. We will also provide Mr. Danon with other social benefits such as a company car, a laptop computer, a cellular telephone, and pension and similar payments. We will reimburse Mr. Danon for reasonable expenses incurred by him in the course of his employment with us.

Bonuses.   Mr. Danon is entitled to receive a bonus at such time as we shall raise an aggregate amount of $10 million between January 30, 2010 and the termination of his employment with us, in any form, except for loans from financial institutions and grants under the auspices of the Israeli Ministry of Industry, Trade and Labor, such as Chief Scientist grants and bi-national funds. The amount of the bonus will be $100,000, subject to a deduction of a pro-rata portion based on  the funds raised provided by investors from which we have received funds or assets prior to January 30, 2010. Payment will be made in cash if more than $5 million in aggregate has been raised in equity offerings, or in stock options otherwise . As of December 31, 2010, we have recorded a short-term liability of $84 thousand (approximately NIS 300 thousand) in respect of this agreement, based on the probability of this event occurring in 2011.

Non-Competition, Non-Solicitation and Confidentiality.   Under the terms of his employment agreement, Mr. Danon must refrain from competing with us during the term of his employment and for one year from the date of termination of his employment with us. Further, during his employment and for one year after his employment terminates, Mr. Danon may not offer or solicit any of our or our subsidiary’s employees away from their dealings with us or our subsidiary. He also must grant us all rights in any products that he develops during the course of his employment with us. In addition, Mr. Danon must maintain the confidentiality of all proprietary information of ours that he receives through his employment with us.

Stock Option Grant.   Pursuant to the terms of Mr. Danon's employment agreement, we granted Mr. Danon options to purchase 450,000 shares of our common stock at an exercise price of NIS 3.18 (approximately $0.86) per share, pursuant to our 2007 Stock Option Plan, of which options to purchase 80,000 shares vested immediately, and the remainder are vesting over the course of four years, with partial acceleration in return for the achievement of pre-determined milestones by pre-set dates.

Professor Abraham Hochberg

Generally.   On December 1, 2005, we entered into an employment agreement with Professor Abraham Hochberg pursuant to which he serves as our Chief Scientific Officer. Under the terms of this agreement, Professor Hochberg manages our research and development activities and reports these activities to our Board of Directors. We may terminate this agreement upon the provision of six months advance written notice. Professor Hochberg may terminate this agreement upon the provision of three months notice. We also may terminate this agreement for cause, meaning any of the following: (a) a material breach of Professor Hochberg’s obligations regarding confidentiality and non-competition, as set out in the agreement; (b) conviction of any felony involving moral turpitude affecting us; (c) any material breach of his employment agreement which has not been cured by him within 15 days after his receipt of notice from us, containing a description of the breach or breaches alleged to have occurred; (d) the habitual neglect or gross failure by Professor Hochberg to adequately perform the duties of his position; (e) any act of moral turpitude or criminal action connected to his employment with us; or (f) Professor Hochberg’s refusal to comply with or his violation of lawful instructions of our CEO or Board of Directors. In addition, we may terminate this agreement in the event that Professor Hochberg is prevented from continuing his employment with us due to medical reasons for 90 consecutive days or for an aggregate of 120 days per fiscal year, but in the event of such termination, Professor Hochberg will be entitled to receive three months additional salary from us and also severance payments in accordance with the Israeli Severance Pay Law. Professor Hochberg must maintain the confidentiality of all of our proprietary information that he receives through his employment with us. On October 22, 2008 our Board of Directors approved the extension of Professor Hochberg's employment agreement for a period of three years following the termination of the initial term of three years.

Salary and Other Social Benefits.   The agreement provides Professor Hochberg with a monthly salary of $6,000, which was raised to $8,500 in July 2007 upon the approval of our stockholders. In October 2008, our Board of Directors recommended that our stockholders restate Professor Hochberg’s salary at a fixed monthly rate of NIS 36,000 (approximately $10, 1 00). His salary is subject to adjustment throughout the terms of the agreement due to increases in the Israeli Consumer Price Index. We also provide Professor Hochberg with other social benefits such as a company car. Professor Hochberg is entitled to participate in our advanced studies fund and senior employees insurance as well as annual leave and convalescence pay and sick leave. We reimburse Professor Hochberg for reasonable expenses incurred by him in the course of his employment with us. On December 1, 2008, Professor Hochberg announced that in view of the global economic crisis, he agrees to reduce his monthly salary by 7.5% until further notice. On December 3, 2008, our stockholders approved the extension of the employment agreement and restatement of Professor Hochberg’s salary as an interested transaction under the Companies Law with a controlling stockholder, due to Professor Hochberg’s execution of an Irreversible Voting Agreement with several of our other stockholders. See “Security Ownership of Certain Beneficial Owners and Management —  Voting Agreement” and “Corporate Governance — Business Combinations; Interested Transactions”.

Bonuses.   Under the terms of his employment agreement, Professor Hochberg is entitled to an annual bonus, determined at the discretion of our Chief Executive Officer, in consultation with our Board of Directors, and subject to applicable law. Because Professor Hochberg is one of our significant stockholders, payment of this bonus is subject to the approval of our audit committee, our Board of Directors and our stockholders.

In addition, Professor Hochberg receives a bonus of 7.5% of the amount of grants that we receive in which he is listed as the leading researcher in the research to be funded by such grants, and that are approved for our use by our Board of Directors, other than grants provided by the Office of the Chief Scientist of the Ministry of Industry, Trade and Labor of Israel.

Non-Competition and Non-Solicitation.   Under the terms of the employment agreement, Professor Hochberg may not offer or solicit any of our or our subsidiary’s employees, consultants, customers, suppliers, distributors, agents or contractors away from their dealings with us or our subsidiary during his employment and for 12 months after his employment terminates. Professor Hochberg has promised to cede to us all right, title and interest to any and all intellectual property created during his course of employment with us and has undertaken not to make use of it and not to compete with us for a period of twelve months after termination of his employment with us.

Agreement Regarding Allocation of Royalties With Yissum.  In accordance with the directives of the management of the Hebrew University of Jerusalem, any royalties that we pay pursuant to our exclusive license agreement with Yissum are allocated as follows: 40% to Professor Hochberg; 20% to Professor Hochberg's research laboratory; and 40% to Yissum and the Hebrew University of Jerusalem. For more information regarding this license agreement, see “Our Business — Material Operating Agreements”.

Stock Option Grant. On October 22, 2008, our Board of Directors approved the grant of options to purchase 120,000 shares of our common stock at an exercise price of $0.597 per share. These options will vest in twelve equal quarterly portions. On December 3, 2008, the grant of these options to Professor Hochberg was approved by our stockholders as an interested transaction under the Companies Law with a controlling stockholder due to Professor Hochberg’s execution of an Irrevocable Voting Agreement with several of our stockholders and Mr. Barak, our Chief Executive Officer and a member of our Board of Directors. See “Security Ownership of Certain Beneficial Owners and Management — Voting Agreement” and “Corporate Governance — Business Combinations, Interested Transactions.”

Jonathan Burgin

Generally. On February 21, 2011, we entered into an employment agreement with Mr. Jonathan Burgin pursuant to which he serves as our Chief Financial Officer on a full-time basis. Either we or Mr. Burgin may terminate this agreement upon the provision of 90 days advance written notice to the other party expressing an intention to terminate the agreement. We also may terminate this agreement for cause, defined in the agreement as including the following on the part of Mr. Burgin: (i) A fundamental breach of Mr. Burgin's employment agreement on his part; (ii) Performance of any act that entitles the Company legally to dismiss him without paying him any severance pay in connection with such dismissal; (iii) A breach of Mr. Burgin's duty of good faith to the Company; or (iv) Intentional gross misconduct in the performance of Mr. Burgin's obligations in a manner that causes (or is likely to cause) material harm to the Company.

Salary and Other Social Benefits.   The agreement provides Mr. Burgin with a monthly salary of NIS 37,000 (approximately $10,200), to be increased to NIS 43,000 (approximately $11,850) upon the consummation of a public offering by the Company on a U.S. stock exchange that raises at least $10 million (an "IPO Event"). We also provide Mr. Burgin with other social benefits such as a company car, a laptop computer, a cellular telephone, and pension and similar payments. We will reimburse Mr. Burgin for reasonable expenses incurred by him in the course of his employment with us. Until an IPO Event, we have committed to pay Mr. Burgin an annual bonus of up to one monthly salary, the exact size of which will be determined by the achievement of pre-determined milestones by Mr. Burgin.

Non-Competition, Non-Solicitation and Confidentiality.   Under the terms of his employment agreement, Mr. Burgin must refrain from competing with us during the term of his employment and for one year from the date of termination of his employment with us. Further, during his employment and for one year after his employment terminates, Mr. Burgin may not offer or solicit any of our or our subsidiary’s employees away from their dealings with us or our subsidiary. He also must grant us all rights in any products that he develops during the course of his employment with us. In addition, Mr. Burgin must maintain the confidentiality of all proprietary information of ours that he receives through his employment with us.

Stock Option Grant.   Pursuant to the terms of Mr. Burgin's employment agreement, we intend to grant Mr. Burgin options to purchase 300,000 shares of our common stock at an exercise price of 2.90 NIS (approximately $0.80) per share, pursuant to our 2007 Stock Option Plan, of which options to purchase 220,000 shares will vest over the course of four years, and options to purchase 80,000 additional shares will vest only upon an IPO Event.

Mr. Ira Weinstein

Generally.   On May 1, 2007, we entered into an employment agreement with Mr. Ira Weinstein, pursuant to which he served as our Chief Financial Officer and Chief Operating Officer on a full-time basis. Either side was able to terminate this agreement upon the provision of four months advance written notice to the other party expressing an intention to terminate the agreement. We were also able to terminate this agreement for cause, defined in the agreement as including the following on the part of Mr. Weinstein: (a) conviction of any felony involving moral turpitude affecting us; (b) action taken by Mr. Weinstein intentionally to harm us; (c) embezzlement of our funds; (d) falsification of records or reports; (e) ownership, direct or indirect, of an interest in a person or entity (other than a minority interest in a publicly traded company) in competition with our products or services; (f) any breach of Mr. Weinstein’s fiduciary duties or duties of care to us (except for conduct taken in good faith) which, to the extent such breach is curable, has not been cured by him within 15 days after his receipt of notice containing a description of the breach or breaches alleged to have occurred; (g) any material breach of his employment agreement which has not been cured by him within 15 days after his receipt of notice from us, containing a description of the breach or breaches alleged to have occurred; (h) any breach by Mr. Weinstein of his proprietary information, non-competition and assignment of inventions agreement with us; and (i) any other act or omission that constitutes “cause” under the laws of any jurisdiction in which the we conduct our business and in which Mr. Weinstein is employed at the time of such act.

On February 21, 2010, Mr. Weinstein notified us that he was resigning his position, as of June 20, 2011.  We appointed Mr. Jonathan Burgin in his place.

Salary and Other Social Benefits.   The agreement provided Mr. Weinstein with a monthly salary of 32,000 NIS (approximately $9,000). His salary was subject to adjustment throughout the term of the agreement due to cost-of-living increases. We also provided Mr. Weinstein with other social benefits such as a company car, a laptop computer, and pension and similar payments. We reimbursed Mr. Weinstein for reasonable expenses incurred by him in the course of his employment with us.

Non-Competition, Non-Solicitation and Confidentiality.   Under the terms of his employment agreement, Mr. Weinstein must refrain from competing with us during the term of his employment and for one year from the date of termination of his employment with us. Further, during his employment and for one year after his employment terminates, Mr. Weinstein may not offer or solicit any of our or our subsidiary’s employees away from their dealings with us or our subsidiary. He also must grant us all rights in any products that he develops during the course of his employment with us. In addition, Mr. Weinstein must maintain the confidentiality of all proprietary information of ours that he receives through his employment with us.

Stock Option Grant.   Pursuant to the terms of Mr. Weinstein's employment agreement, we granted Mr. Weinstein options to purchase 150,000 shares of our common stock at an exercise price of 1.27 NIS (approximately $0.35) per share, pursuant to our 2007 Stock Option Plan, vesting over the course of four years.

Avi Barak

Generally. On April 4, 2006, we entered into an employment agreement with Mr. Avi Barak pursuant to which he served as our Chief Executive Officer on a full-time basis. On August 11, 2009, we received a letter from Mr. Barak announcing his intention to resign his position as CEO, effective January 30, 2010. We appointed Mr. Uri Danon as CEO in Mr. Barak’s place, as of November 1, 2009. Mr. Barak must maintain the confidentiality of all proprietary information of ours that he receives through his employment with us.

Salary and Other Social Benefits. The agreement provided Mr. Barak with a monthly salary of $12,000. His salary was subject to adjustment throughout the term of the agreement due to increases in the Israeli Consumer Price Index. We also provided Mr. Barak with other social benefits such as a company car, executive insurance, a laptop computer and a cellular telephone. Mr. Barak was entitled to participate in our advanced studies fund and senior employees insurance. We reimbursed Mr. Barak for reasonable expenses incurred by him in the course of his employment with us. On December 1, 2008, Mr. Barak announced that, in view of the global economic crisis, he agreed to reduce his monthly salary by 7.5%.

Bonuses. We committed to pay Mr. Barak a one-time bonus of one percent of funds raised by the Company between March 1, 2009 and March 1, 2012 (in any form, except for loans from banks and grants under the auspices of the Ministry of Industry, Trade and Labor, such as Chief Scientist grants and bi-national funds), provided that at least $10 million is raised and that Mr. Barak continued to hold a position with us. For the purposes of calculating the bonus, amounts provided by known, pre-existing investors (i.e., entities from which we have received funds or assets prior to March 1, 2009) would be deducted from the total amount received. In any case, the bonus was not to exceed $100,000. This criteria for the award of this bonus were not reached before Mr. Barak’s resignation took effect.

Non-Competition and Non-Solicitation.   Under the terms of his employment agreement, Mr. Barak must refrain from competing with us for one year from the date of termination of his employment with us. Further, for one year after his employment terminates, Mr. Barak may not offer or solicit any of our or our subsidiary’s employees, consultants, customers, suppliers, distributors, agents or contractors away from their dealings with us or our subsidiary. He also granted all rights in any products that he developed during the course of his employment with us to our Israeli subsidiary, BioCancell Therapeutics Israel Ltd.

Stock Option Grant.   Pursuant to the terms of Mr. Barak’s employment agreement, we granted Mr. Barak options to purchase 500,000 shares of our common stock at an exercise price of $0.01 per share. Mr. Barak exercised these options on March 28, 2007. On October 22, 2008, our Board of Directors approved the grant to Mr. Barak of options to purchase 180,000 shares of common stock pursuant to our 2007 Stock Option Plan, at an exercise price of $0.597 per share. On December 3, 2008, the grant of these options to Mr. Barak was approved by our stockholders as an interested transaction under the Companies Law with a controlling stockholder due to Mr. Barak’s execution of an Irreversible Voting Agreement with several of our stockholders and Professor Hochberg, our Chief Scientific Officer. See “Security Ownership of Certain Beneficial Owners and Management — Voting Agreement” and “Corporate Governance — Business Combinations; Interested Transactions.” Upon his resignation, the unvested option to purchase 105,000 shares of common stock previously granted to Mr. Barak was forfeited.

Tax and Accounting Considerations

The federal tax laws impose requirements in order for compensation payable to the CEO and certain executive officers to be fully deductible. The Company believes it has taken appropriate steps to maximize its income tax deduction. IRC Section 162(m) generally precludes a public corporation from deducting compensation in excess of $1,000,000 for its CEO or any of its three other highest-paid executive officers (other than the CEO or Chief Financial Officer), unless certain specific and detailed criteria are satisfied.

Annually, the Company reviews all compensation programs and payments to determine the tax impact on the Company as well as on the executive officers. In addition, the Company reviews the impact of its compensation programs in a variety of other areas, such as accounting impact, stockholder alignment, market competitiveness, effectiveness and perceived value to employees. Because many different factors influence a well-rounded, comprehensive executive compensation program, some compensation may not be deductible under IRC Section 162(m). The Company will continue to monitor developments and assess alternatives for preserving the deductibility of compensation payments and benefits to the extent reasonably practicable, consistent with its compensation policies and as determined to be in the best interests of the Company and its stockholders.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with the Company’s executive officers or other directors.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 20 10  regarding our equity compensation plans, our 2004 Stock Option Plan and our 2007 Stock Option Plan, under which we grant securities exercisable for shares of our common stock to employees, directors and consultants of our company and employees, directors and consultants of our present and future subsidiaries.

Plan Category	Number of Shares to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted - Average Exercise Price of Outstanding Options , Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in Column (a)) (c)
Equity Compensation Plans approved by securityholders	488,358	$0.19	0
Equity Compensation Plans not approved by securityholders	2,143,638	$0.69	501,362
Total	2,591,996	$0.60	501,362

Insurance for Indemnification of Directors and Officers

We currently maintain directors' and officers' liability insurance to cover liabilities that our directors and officers may incur for any action taken as a director or officer or in any other joint venture, partnership or enterprise. The insurance policy provides coverage in an amount of $5,000,000 per claim or per the aggregate loss arising from all claims for each insurance period, and an additional coverage of up to $1,000,000 for legal expenses. For additional information, see Proposal  9 of this Proxy Statement entitled, "Approval a nd Ratification o f The Company's Purchase Of Insurance Policies Of Directors’ And Executive Officers’ Liability".

This report has been provided by the Board of Directors of the Company.

Ruben Krupik
Aviv Boim
Ofer Goldberg
Abraham Hochberg
Hanoch Rappaport
David Schlachet
Orly Yarkoni

Annex A

INDEMNIFICATION AGREEMENT

     This Agreement made and entered into this ___ day of                     , (the “Agreement”), by and between Biocancell Therapeutics Inc., a Delaware corporation (the “Company,” which term shall include, where appropriate, any Entity (as hereinafter defined) controlled, directly or indirectly, by the Company) and                      (the “Indemnitee”):

 WHEREAS, it is essential to the Company that it be able to retain and attract as directors and executive officers the most capable persons available;

 WHEREAS, increased corporate litigation has subjected directors and executive officers to litigation risks and expenses, and the limitations on the availability of directors and officers liability insurance have made it increasingly difficult for the Company to attract and retain such persons;

 WHEREAS, the Company’s By-laws as amended and in effect from time to time (the “By-laws”) require it to indemnify its directors and executive officers to the fullest extent permitted by law and permit it to make other indemnification arrangements and agreements;

 WHEREAS, the Company desires to provide Indemnitee with specific contractual assurance of Indemnitee’s rights to full indemnification against litigation risks and expenses (regardless, among other things, of any amendment to or revocation of the Company’s Certificate of Incorporation as amended and in effect from time to time (the “Certificate of Incorporation”) or By-laws or any change in the ownership of the Company or the composition of its Board of Directors);

 WHEREAS, the Company intends that this Agreement provide Indemnitee with greater protection than that which is provided by the Company’s By-laws; and

 WHEREAS, Indemnitee is relying upon the rights afforded under this Agreement in becoming or continuing as a director or executive officer of the Company.

 NOW, THEREFORE, in consideration of the promises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

1.	Definitions.

(a) “Corporate Status” describes the status of a person who is serving or has served (i) as a director of the Company, (ii) as an executive officer of the Company, (iii) in any capacity with respect to any employee benefit plan of the Company, or (iv) as a director, partner, trustee, officer, employee, or agent of any other Entity at the request of the Company. For purposes of subsection (iv) of this Section 1(a), if Indemnitee is serving or has served as a director, partner, trustee, officer, employee or agent of a Subsidiary, Indemnitee shall be deemed to be serving at the request of the Company.

(b) “Entity” shall mean any corporation, partnership, limited liability company, joint venture, trust, foundation, association, organization or other legal entity.

(c) “Enterprise” shall mean the Company and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary.

(d) “Equity” shall mean Stockholders’ Equity last reported in the Company’s financial statements (as filed with the SEC, if applicable).

(e) “Expenses” shall mean all fees, costs and expenses incurred by Indemnitee in connection with any Proceeding (as defined below), including, without limitation, attorneys’ fees, disbursements and retainers (including, without limitation, any such fees, disbursements and retainers incurred by Indemnitee pursuant to Sections 13 and 14(c) of this Agreement), fees and disbursements of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), court costs, transcript costs, fees of experts, travel expenses, duplicating, printing and binding costs, telephone and fax transmission charges, postage, delivery services, secretarial services, and other disbursements and expenses.

(f) “Indemnifiable Amounts” shall have the meaning ascribed to that term in Section 3 below.

(g) “Liabilities” shall mean judgments, damages, liabilities, losses, penalties, excise taxes, fines and amounts paid in settlement.

(h) “Maximum Indemnification Amount” shall have the meaning ascribed to that term in Section 9(b) below.

(i) “Proceeding” shall mean any threatened, pending or completed claim, action, suit, arbitration, alternate dispute resolution process, investigation, administrative hearing, appeal, or any other proceeding, whether civil, criminal, administrative, arbitrative or investigative, whether formal or informal, including a proceeding initiated by Indemnitee pursuant to Section 13 of this Agreement to enforce Indemnitee’s rights hereunder.

(j)  “Subsidiary” shall mean any corporation, partnership, limited liability company, joint venture, trust or other Entity of which the Company owns (either directly or through or together with another Subsidiary of the Company) either (i) a general partner, managing member or other similar interest or (ii) (A) 50% or more of the voting power of the voting capital equity interests of such corporation, partnership, limited liability company, joint venture or other Entity, or (B) 50% or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other Entity.

(k) “Working Capital” shall mean Current Assets less Current Liabilities last reported in the Company’s financial statements (as filed with the SEC, if applicable).

2. Services of Indemnitee. In consideration of the Company’s covenants and commitments hereunder, Indemnitee agrees to serve or continue to serve as a director or executive officer of the Company. However, this Agreement shall not impose any obligation on Indemnitee or the Company to continue Indemnitee’s service to the Company beyond any period otherwise required by law or by other agreements or commitments of the parties, if any. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), upon which event the Company shall have no obligation under this Agreement to continue the service of Indemnitee in such position. Notwithstanding the forgoing, this Agreement shall continue in force after Indemnitee has ceased to serve as a director or executive officer of the Company.

3. Indemnity in Third-Party Proceedings. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is, or is threatened to be made, by reason of Indemnitee’s Corporate Status, a party to or a participant in any Proceeding, other than a Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 3, Indemnitee shall be indemnified against all Expenses and Liabilities actually and reasonably incurred by Indemnitee or on his behalf in connection with such Proceeding or any claim, issue or matter therein (indemnifiable Expenses and Liabilities collectively referred herein as “Indemnifiable Amounts”), if Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal Proceeding, had not reasonable cause to believe that his conduct was unlawful. Indemnitee shall not enter into any settlement in connection with a Proceeding without the written consent of the Company, which shall not be unreasonably withheld or delayed.

4. Indemnity in Proceedings by or in the Right of the Company. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 4 if Indemnitee is, or is threatened to be made, by reason of Indemnitee’s Corporate Status, a party to or a participant in any Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 4, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. No indemnification for Expenses shall be made under this Section 4 in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged by a court to be liable to the Company, unless and only to the extent that the Delaware Court of Chancery or any court in which the Proceeding was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for such Expenses as the Delaware Chancery Court or such other court shall deem proper.

5. Indemnification for Expenses of a Party Who is Partly Successful. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against: (a) all Expenses reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with each successfully resolved claim, issue or matter; and (b) any claim, issue or matter related to any such successfully resolved claim, issue or matter. For purposes of this Agreement, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, by reason of settlement, judgment, order or otherwise, shall be deemed to be a successful result as to such claim, issue or matter.

6. Procedure for Payment of Indemnifiable Amounts. Indemnitee shall submit to the Company a written request specifying the Indemnifiable Amounts for which Indemnitee seeks payment under Sections 3, 4 or 5 of this Agreement and the basis for the claim. The Company shall pay such Indemnifiable Amounts to Indemnitee within 30 days upon receipt of its request. At the request of the Company, Indemnitee shall furnish such documentation and information as are reasonably available to Indemnitee and necessary to establish that Indemnitee is entitled to indemnification hereunder.

7. Indemnification For Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

8. Effect of Certain Resolutions. Neither the settlement or termination of any Proceeding nor the failure of the Company to award indemnification or to determine that indemnification is payable shall create a presumption that Indemnitee is not entitled to indemnification hereunder. In addition, the termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, had reasonable cause to believe that Indemnitee’s action was unlawful.

9. Exclusions.

(a) Notwithstanding any provision in this Agreement to the contrary, the Company shall not be obligated under this Agreement to make any indemnity in connection with any claim made against Indemnitee:

i. for which payment has actually been made to or on behalf of Indemnitee under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount paid under any insurance policy or other indemnity provisions;

ii. for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of state statutory law or common law; or

iii. for which payment is prohibited by applicable law.

(b) Notwithstanding any provision in this Agreement to the contrary, the aggregate Indemnifiable Amount that the Company will pay to all of the Indemnitees, whether in advance or post factum, under all the Agreements that shall be executed by the Company pursuant to this form of Agreement, shall not exceed the Maximum Indemnification Amount. For the purpose of this Section, the term "Maximum Indemnification Amount" shall mean the following, as measured on the date of each indemnity payment:

i. $0.5 million, in the event the Company's Equity is less than $8 million (including if the Company's Equity is negative) and the Company's Working Capital is negative;

ii. $2 million, in the event the Company's Equity is less than $8 million (including if the Company's Equity is negative) and the Company's Working Capital is positive; or

iii. 25% of the Company's Equity, and in any case not more than $10 million, if the Company's Equity is $8 million or more.

(c) In the event the indemnification amount the Company is required to pay the  Indemnitees exceeds the Maximum Indemnification Amount or its remaining balance (as existing at that time), the Maximum Indemnification Amount or its remaining balance will be divided among the Indemnitees entitled to indemnification, so that the amount of indemnification each of them will actually receive will be calculated in accordance with the ratio between the amount for which each individual may be indemnified and the aggregate amount for which all the relevant Indemnitees may be indemnified.

(d) For the purpose of this section, the term "Company's Equity" shall mean the Stockholder's Equity as published in the Company's most recently published financial statements and the term Working Capital shall mean the Company's current assets less the Company's current liabilities, as published in the Company's most recently published financial statements.

10. Agreement to Advance Expenses; Undertaking. The Company shall advance all Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding, including a Proceeding by or in the right of the Company, in which Indemnitee is involved by reason of such Indemnitee’s Corporate Status within thirty (30) calendar days after the receipt by the Company of a written statement from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Advances shall be unsecured and interest free. Advances shall be made without regard to Indemnitee’s ability to repay the expenses and without regard to Indemnitee’s ultimate entitlement to indemnification under the other provisions of this Agreement. To the extent required by Delaware law, Indemnitee hereby undertakes to repay any and all of the amount of indemnifiable Expenses paid to Indemnitee if it is finally determined by a court of competent jurisdiction that Indemnitee is not entitled under this Agreement to indemnification with respect to such Expenses. This undertaking is an unlimited general obligation of Indemnitee.

11. Procedure for Advance Payment of Expenses. Indemnitee shall submit to the Company a written request specifying the Expenses for which Indemnitee seeks an advancement under Section 10 of this Agreement, together with documentation evidencing that Indemnitee has incurred such Expenses (which shall include invoices received by Indemnitee in connection with such Expenses but, in the case of invoices in connection with legal services, any reference to legal work performed or to expenditures made that would cause Indemnitee to waive any privilege accorded by applicable law shall not be included with the invoice). Advances under Section 10 shall be made no later than thirty (30) calendar days after the Company’s receipt of such request. If a claim for advancement of Expenses hereunder by Indemnitee is not paid in full by the Company within thirty (30) calendar days after receipt by the Company of documentation of Expenses and the required undertaking, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and if successful in whole or in part, Indemnitee shall also be entitled to be paid the expenses of prosecuting such claim. The burden of proving that Indemnitee is not entitled to an advancement of expenses shall be on the Company.

12. Presumptions and Effect of Certain Proceedings.

(a) In making a determination required to be made under Delaware law with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 6 of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making of any determination contrary to that presumption. Neither the failure of the Company or of any person, persons or entity to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company or by any person, persons or entity that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

(b) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

(c) For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee’s action is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or the Board of Directors or counsel selected by any committee of the Board of Directors or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser, investment banker or other expert selected with reasonable care by the Company or the Board of Directors or any committee of the Board of Directors. The provisions of this Section 12(c) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

(d) The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

13. Remedies of Indemnitee.

(a) Right to Petition Court. In the event that Indemnitee makes a request for payment of Indemnifiable Amounts under Sections 3, 4 and 5 above or a request for an advancement of Expenses under Sections 10 and 11 above and the Company fails to make such payment or advancement in a timely manner pursuant to the terms of this Agreement, Indemnitee may petition a court of competent jurisdiction to enforce the Company’s obligations under this Agreement.

(b) Burden of Proof. In any judicial proceeding brought under Section 13(a) above, the Company shall have the burden of proving that Indemnitee is not entitled to payment of Indemnifiable Amounts hereunder.

(c) Expenses. The Company agrees to reimburse Indemnitee in full for any Expenses incurred by Indemnitee in connection with investigating, preparing for, litigating, defending or settling any action brought by Indemnitee under Section 13(a) above, or in connection with any claim or counterclaim brought by the Company in connection therewith, if Indemnitee is successful in whole or in part in connection with any such action.

(d) Failure to Act Not a Defense. The failure of the Company (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of the payment of Indemnifiable Amounts or the advancement of indemnifiable Expenses under this Agreement shall not be a defense in any action brought under Section 13(a) above, and shall not create a presumption that such payment or advancement is not permissible.

14. Defense of the Underlying Proceeding.

(a) Notice by Indemnitee. Indemnitee agrees to notify the Company promptly upon being served with any summons, citation, subpoena, complaint, indictment, information, or other document relating to any Proceeding which may result in the payment of Indemnifiable Amounts or the advancement of Expenses hereunder; provided, however, that the failure to give any such notice shall not disqualify Indemnitee from the right, or otherwise affect in any manner any right of Indemnitee, to receive payments of Indemnifiable Amounts or advancements of Expenses unless the Company’s ability to defend in such Proceeding is materially and adversely prejudiced thereby.

(b) Defense by Company. Subject to the provisions of the last sentence of this Section 14(b) and of Section 14(c) below, the Company shall have the right to defend Indemnitee in any Proceeding which may give rise to the payment of Indemnifiable Amounts hereunder; provided, however that the Company shall notify Indemnitee of any such decision to defend within thirty (30) calendar days of receipt of notice of any such Proceeding under Section 14(a) above. The Company shall not, without the prior written consent of Indemnitee, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which (i) includes an admission of fault of Indemnitee or (ii) does not include, as an unconditional term thereof, the full release of Indemnitee from all liability in respect of such Proceeding, which release shall be in form and substance reasonably satisfactory to Indemnitee. This Section 14(b) shall not apply to a Proceeding brought by Indemnitee under Section 13(a) above or pursuant to Section 22 below.

(c) Indemnitee’s Right to Counsel. Notwithstanding the provisions of Section 14(b) above, if in a Proceeding to which Indemnitee is a party by reason of Indemnitee’s Corporate Status, (i) Indemnitee reasonably concludes that he or she may have separate defenses or counterclaims to assert with respect to any issue which may not be consistent with the position of other defendants in such Proceeding, (ii) a conflict of interest or potential conflict of interest exists between Indemnitee and the Company, or (iii) if the Company fails to assume the defense of such proceeding in a timely manner, Indemnitee shall be entitled to be represented by a separate legal counsel of Indemnitee’s choice at the expense of the Company. In addition, if the Company fails to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or proceeding to deny or to recover from Indemnitee the benefits intended to be provided to Indemnitee hereunder, Indemnitee shall have the right to retain a counsel of Indemnitee’s choice, at the expense of the Company, to represent Indemnitee in connection with any such matter.

15. Representations and Warranties of the Company. The Company hereby represents and warrants to Indemnitee as follows:

(a) Authority. The Company has all necessary power and authority to enter into, and be bound by the terms of, this Agreement, and the execution, delivery and performance of the undertakings contemplated by this Agreement have been duly authorized by the Company.

(b) Enforceability. This Agreement, when executed and delivered by the Company in accordance with the provisions hereof, shall be a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors’ rights generally.

16. Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with a reputable insurance company providing the Indemnitee with coverage for losses from wrongful acts. For so long as Indemnitee shall remain a director or executive officer of the Company and with respect to any such prior service, in all policies of director and officer liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s officers and directors. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, or if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit. The Company shall promptly notify Indemnitee of any good faith determination not to provide such coverage.

17. Contract Rights Not Exclusive. The rights to payment of Indemnifiable Amounts and advancement of indemnifiable Expenses provided by this Agreement shall be in addition to, but not exclusive of, any other rights which Indemnitee may have at any time under applicable law, the Company’s Certificate of Incorporation or By-laws, or any other agreement, vote of stockholders or directors (or a committee of directors), or otherwise, both as to action in Indemnitee’s official capacity and as to action in any other capacity as a result of Indemnitee’s serving as a director or executive officer of the Company.

18. Successors. This Agreement shall be (a) binding upon all successors and assigns of the Company (including any transferee of all or a substantial portion of the business, stock and/or assets of the Company and any direct or indirect successor by merger or consolidation or otherwise by operation of law) and (b) binding on and shall inure to the benefit of the heirs, personal representatives, executors and administrators of Indemnitee. This Agreement shall continue for the benefit of Indemnitee and such heirs, personal representatives, executors and administrators after Indemnitee has ceased to have Corporate Status.

19. Subrogation. In the event of any payment of Indemnifiable Amounts under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of contribution or recovery of Indemnitee against other persons, and Indemnitee shall take, at the request of the Company, all reasonable action necessary to secure such rights, including the execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

20. Change in Law. To the extent that a change in Delaware law (whether by statute or judicial decision) shall permit broader indemnification or advancement of expenses than is provided under the terms of the By-laws and this Agreement, Indemnitee shall be entitled to such broader indemnification and advancements, and this Agreement shall be deemed to be amended to such extent.

21. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement, or any clause thereof, shall be determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, in whole or in part, such provision or clause shall be limited or modified in its application to the minimum extent necessary to make such provision or clause valid, legal and enforceable, and the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties.

22. Indemnitee as Plaintiff. Except as provided in Section 13(c) of this Agreement and in the next sentence, Indemnitee shall not be entitled to payment of Indemnifiable Amounts or advancement of indemnifiable Expenses with respect to any Proceeding brought by Indemnitee against the Company, any Entity which it controls, any director or officer thereof, or any third party, unless the Board of Directors of the Company has consented to the initiation of such Proceeding. This Section 22 shall not apply to counterclaims or affirmative defenses asserted by Indemnitee in an action brought against Indemnitee.

23. Modifications and Waiver. Except as provided in Section 20 above with respect to changes in Delaware law which broaden the right of Indemnitee to be indemnified by the Company, no supplement, modification or amendment of this Agreement shall be binding unless executed in writing by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement (whether or not similar), nor shall such waiver constitute a continuing waiver.

24. General Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered by hand, (b) when transmitted by facsimile and receipt is acknowledged, or (c) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

(i)	If to Indemnitee, to:

(ii)	If to the Company, to:

BioCancell Therapeutics, Inc.
Beck Science Center
3rd Floor
8 Hartom St.
Jerusalem 97775, Israel
Facsimile: +972-2-548-6550

or to such other address as may have been furnished in the same manner by any party to the others.

25. Governing Law; Consent to Jurisdiction; Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws. Each of the Company and the Indemnitee hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Delaware Chancery Court and the courts of the United States of America located in the State of Delaware (the “Delaware Courts”)for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Delaware Courts and agrees not to plead or claim in any Delaware Court that such litigation brought therein has been brought in an inconvenient forum.

[The remainder of the page was intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BIOCANCELL THERAPEUTICS INC.
By:
Name:
Title:

INDEMNITEE:

Annex B

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
BIOCANCELL THERAPEUTICS INC.

BioCancell Therapeutics Inc., a corporation organized and existing under the laws of the State of Delaware, herby certifies as follows:
1. The name of the Corporation is BioCancell Therapeutics Inc.

2. The date of the filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was July 26, 2004, originally incorporated as DBT Biopharmaceuticals Inc.

3. This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).

4. The Certificate of Incorporation of this Corporation, as previously amended and restated, is hereby amended and restated in its entirety to read as follows:

ARTICLE I

The name of the corporation is BioCancell Therapeutics Inc. (the “Corporation”).

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV
Section 4.1 Authorized Stock.  The total number of shares of stock which the Corporation shall have authority to issue is 65,000,000 shares of Common Stock. All such shares are to be of the par value of $0.01 per share.

ARTICLE V
Section 5.1 Stockholder Meetings.  The Corporation shall be subject to Sections 63 to 66, 87 and 89 of the Israeli Companies Law – 1999, as may be amended from time to time (the “Companies Law”), and all regulations promulgated thereunder, including that each notice of any annual or special meeting of the stockholders of the Corporation with items on the agenda that Section 87 of the Companies Law and all regulations promulgated thereunder require to be set forth in a form of proxy, shall be accompanied by a form of proxy card, setting forth the resolutions to be presented by the Board of Directors of the Corporation (the “Board”) for a vote at such meeting and the manner of voting at such meeting shall comply with Section 87 of the Companies Law and the regulations promulgated thereunder.
Section 5.2 Written Consent.  In the event of the taking of any action by written consent of stockholders, prompt notice shall be delivered to any stockholder who did not execute such consent.

Section 5.3 Stockholder Inspection Rights.  The Corporation shall be subject to Sections 184 and 185 of the Companies Law and all regulations promulgated thereunder, including that any stockholder of the Corporation shall have the right:

(i) upon written request, to review copies of minutes of meetings of the stockholders, the Corporation’s stock ledger, copy of the Corporation’s Certificate of Incorporation and By-laws, a list of its stockholders and of its major stockholders (as such term is defined under the Companies Law) and any document that the Company must submit to the Israeli Companies Registrar or to the Israeli Securities Authority and which is available to the public.

(ii) Upon written request setting forth the purpose thereof, to review any document which is in the possession of the Corporation relating to any act or transaction which require the approval of a general meeting of stockholders according to Sections 255 and 268 through 275 of the Companies Law and all regulations promulgated thereunder. The Corporation may refuse stockholder’s demand if the Board believes that such request was not made in good faith or for a proper purpose or that the requested documents include a commercial secret or patent, or that the disclosure of document is otherwise likely to have an adverse effect on the Corporation.

ARTICLE VI
Section 6.1 Board.  The election and membership of the Board members shall be governed by this Certificate of Incorporation, the By-laws of the Corporation and Sections 225 to 226A, 231 to 232A,  234 and 251A of the Companies Law.

Section 6.2 External Directors. The Corporation shall be subject to Sections 239 to 249A of the Companies Law and all regulations promulgated thereunder, including that:

 (a) The Board of the Corporation shall at all times include at least two (2) external directors (the “External Directors”), elected by the stockholders of the Corporation, that shall meet all of the requirements and qualifications of “external directors” as described in Sections 239 to 249A of the Companies Law and all regulations promulgated thereunder, and that the External Directors shall be elected and removed only in the manner consistent with Sections 239 to 249A of the Companies Law and all regulations promulgated thereunder.  Without limiting the foregoing, at any election to fill the office of an External Director, other than an election to fill the office of an External Director then filled by a person who was elected as an External Director for three, six or nine consecutive one-year terms, only a person then serving in the office of an External Director may qualify for election to such office unless such person is otherwise disqualified to serve as an External Director.

 (b)  An External Director shall not be entitled to any compensation or other payment from the Corporation, or insurance, coverage and indemnification, except as permitted under the Corporation’s By-laws, then in effect, the Companies Law and all regulations promulgated thereunder and other applicable laws.

 (c) Each committee of the Board, that is empowered to exercise any of the powers of the Board, shall include at least one External Director.

(d) From the time that the Corporation’s stock is no longer traded on the Tel Aviv Stock Exchange, the provisions of this section 6.2 will no longer be applicable. If the Board of Directors has not made a decision to continue the service of the External Director, his service will be terminated within three (3) months after the Corporation’s stock is no longer traded on the Tel Aviv Stock Exchange.
Section 6.3 Chairman.  The Corporation shall be subject to Sections 95 and 121(C) of the Companies Law and all regulations promulgated thereunder, including that:
(a)           The Corporation's Chief Executive Officer or his relative may not hold the office of Chairman of the Board of the Corporation unless it has been authorized in accordance with the Companies Law and all regulations promulgated thereunder.

(b)           Any person who is subordinated to the Corporation's Chief Executive Officer, directly or indirectly, may not serve as Chairman of the Board of the Corporation, except that a director in a corporation that is controlled by the Corporation may serve as Chairman of the Board of the Corporation.

(c)           The Chairman of the Board of the Corporation or his relative shall not be granted the powers of the Corporation's Chief Executive Officer, unless it has been authorized in accordance with the Companies Law and all regulations promulgated thereunder.

(d)           The Chairman of the Board of the Corporation shall not be granted the powers of any person who is subordinated, directly or indirectly, to the Corporation's Chief Executive Officer.

(e) The Chairman of the Board shall not serve in any other position in: (i) the Corporation; or (ii) in any other corporation that is controlled by the Corporation except that he or she may serve as a director or as the chairman of the board in such controlled corporation.
Section 6.4 Interested Transactions.
The Corporation shall be subject to Sections 270(4) and 275 to 282 of the Companies Law and all regulations promulgated thereunder, including that the Corporation shall not enter into any transaction described in Section 270(4) of the Companies Law (an “Interested Transaction”) unless such transaction was approved in the manner described in Sections 275-282 of the Companies Law and all regulations promulgated thereunder.
6.4.1 Subject to applicable law, the following provisions will apply to Interested Transactions:
 (a) An Interested Transaction shall be of no effect for, and shall not be binding upon, the Corporation, or the Controlling Stockholder (as defined in Section 268 of the Companies Law and all regulations promulgated thereunder) of the Corporation, if the Interested Transaction was not approved in accordance with the provisions of Sections 275-282 of the Companies Law and all regulations promulgated thereunder or if there was a substantive defect in the process of approval or if the Interested Transaction was carried out in substantive digression from the approval.

(b) An Interested Transaction shall also be of no effect towards any other person, if that person knew of the Controlling Stockholder’s personal interest in the approval of the Interested Transaction and if he knew or should have known that the Interested Transaction had not been approved as required by Sections 275-282 of the Companies Law.

(c) The Corporation may terminate an Interested Transaction with another person that requires approval as described in Sections 275-282 of the Companies Law, and may demand compensation from that person for the damage caused to it even without termination of the Interested Transaction, if that person knew of the personal interest of the Controlling Stockholder and if he knew or should have known that the Interested Transaction had not been approved as required by Sections 275-282 of the Companies Law.

(d) If a person has received the Board’s authorization that all the necessary approvals of an Interested Transaction have been obtained, then it is assumed that such person need not have known that an approval of the Interested Transaction, required under Sections 275-282 of the Companies Law, was not obtained.
6.4.2 The Corporation shall conduct its operations in the manner described in the Israeli Securities Regulations (Transactions between a Company and its Controlling Shareholder) – 2001, as may be amended from time to time (the "ISR"), to the fullest extent permitted under applicable law.

ARTICLE VII
Section 7.1 Audit Committee. The Corporation shall be subject to Sections 114 to 117 of the Companies Law and all regulations promulgated thereunder, including that the Board shall appoint an Audit Committee (the “Audit Committee”), with the authority and consisting of such number of Directors with the qualifications as described in Sections  114-117 of the Companies Law and all regulations promulgated thereunder and that the Audit Committee shall act in the manner described in Sections 114-117 of the Companies Law and all regulations promulgated thereunder.

ARTICLE VIII
Section 8.1 Internal Auditor: The Corporation shall be subject to Sections 146 to 153 of the Companies Law and all regulations promulgated thereunder, including that the Corporation shall at all times have an Internal Auditor who shall: (i) have the qualifications, (ii) be appointed and removed, (iii) act, and (iv) be subject to the corporate body, in the manner described in Sections 146-153 of the Companies Law and all regulations promulgated thereunder.

Section 8.2 The Internal Auditor shall receive notices and participate in meetings of the Audit Committee in the manner described in Sections 146-153 of the provisions of the Companies Law and all regulations promulgated thereunder.

ARTICLE IX

The Corporation shall be subject to Sections 328 to 340 and 342A of the Companies Law and all regulations promulgated thereunder, including that any transfer of shares that will provide a stockholder with a percentage of the voting rights in the Corporation set forth in Sections 328 through 340 and Section 342A of the Companies Law, and all regulations promulgated thereunder, without complying with such sections regulations and the Israeli Securities Regulations (Tender Offer) – 2000, as may be amended from time to time, shall be null and void and of no force or effect.

ARTICLE X

In furtherance and not in limitation of the powers conferred by statute, the Board of the Corporation is expressly authorized to make, alter, amend or repeal the By-laws of the Corporation.

ARTICLE XI

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of DGCL order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

ARTICLE XII
Section 12.1 Personal Liability.  No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that to the extent required by the provisions of Section 102(b)(7) of the DGCL or any successor statute, this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit.  If the DGCL hereafter is amended to authorize the further elimination of or limitation on personal liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL.  Any repeal or modification of this Article XII by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification. To the fullest extent permitted by applicable law, the Corporation and its officers (as such term is defined in the Companies Law) shall be subject to Sections 252 through 256 of the Companies Law and all regulations promulgated thereunder.

ARTICLE XIII

The election of the directors of the Corporation need not be by written ballot unless the By-laws or the Certificate of Incorporation of the Corporation shall so provide.

ARTICLE XIV

For the purposes of this Amended and Restated Certificate of Incorporation, any provision set forth herein related to acts by stockholders of the Corporation, or by the Corporation itself, in a manner described in the Companies Law or the ISR, shall be in addition to and subject to any and all requirements or obligations under the applicable laws of the State of Delaware (including the DGCL) and the applicable United States federal laws.

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IN WITNESS WHEREOF, BioCancell Therapeutics Inc. has caused this Amended and Restated Certificate of Incorporation to be executed by its Secretary on this ___ day of _______, 2011.

By: /s/ Avraham Hampel
Name:  Avraham Hampel
Title:    Secretary

GENERAL

The Management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the meeting.

The Company will bear the cost of preparing, assembling and mailing the Proxy, Proxy Statement and other material which may be sent to the stockholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees may solicit the return of proxies. Proxies may be solicited by mail, personal interview, telephone and telegraph.

BioCancell Website

In addition to the information about the Company and its subsidiaries contained in this Proxy Statement, extensive information about the Company can be found on our website located at www.biocancell.com, including information about our management team, products and services and our corporate governance practices.

The corporate governance information on our website includes the Company’s Corporate Governance Guidelines, the Code of Conduct and the charters of each of the committees of the Board of Directors. These documents can be accessed at www.biocancell.com.  Printed versions of our Corporate Governance Guidelines, our Code of Conduct and the charters for our Board committees can be obtained, free of charge, by writing to the Company at: Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, Attn: Corporate Secretary.

This information about BioCancell’s website and its content, together with other references to the website made in this Proxy Statement, is for information only and the content of the Company’s website is not deemed to be incorporated by reference in this Proxy Statement or otherwise filed with the Securities and Exchange Commission.

The Company will provide without charge to each person being solicited by this Proxy a copy of our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 1 5 , 201 1 , including the financial statements and the schedules thereto. All such requests should be directed to Avraham Hampel, Secretary, BioCancell Therapeutics Inc., Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel.

STOCKHOLDER PROPOSALS TO BE PRESENTED

AT THE NEXT ANNUAL MEETING

Stockholder Proposals.  Proposals of stockholders intended to be included in the Company’s proxy statement and form of proxy for use in connection with the Company’s 201 2 Annual Stockholder Meeting must be received by the Company’s Secretary at the Company’s principal executive offices at Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, no later than March 31, 201 2 , and must otherwise satisfy the procedures prescribed by Rule 14a-8 under the Exchange Act.  It is suggested that any such proposals be submitted by certified mail, return receipt requested.

By Order of the Board of Directors

Avraham Hampel, Secretary

Dated: , 201 1

FORM OF PROXY

BIOCANCELL THERAPEUTICS INC.

     Beck Science Center
8 Hartom St, Har Hotzvim
Jerusalem 97775 Israel

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Uri Danon and/or Jonathan Burgin , each separately, as Proxy, with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of the Common Stock of BioCancell Therapeutics Inc. held of record by the undersigned on                ,  2011 , at the Annual General Meeting of Stockholders to be held on             , 2011  or at any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

Company Details

Company Name: BioCancell Therapeutics, Inc.

Company Address: Beck Science Center, 3rd Floor, 8 Hartom St, Jerusalem 97775, Israel.

Company Number (Company Registrar): 560025744 - Company registered under the laws of the State of Delaware.

Time and Date of Meeting:                         at 11:00 a.m.

Type of Meeting: Annual General Meeting

Date of Record:               ,

Stockholder Details:

Stockholder Name:

Israeli ID Number:

If stockholder does not hold an Israeli ID card:

Passport Number:

Issuing Country:

Valid Until:

If stockholder is a Company:

Company Number:

Country of Registration:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR " ALL PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY.  PLEASE MARK YOUR VOTE IN BLACK INK AS SHOWN HERE: ☒

Agenda Item	Vote
	For	Against	Abstain
1. Re-appointment of external auditors for 201 1
2. Appointment / re-appointment of non- external directors
2a. Ruben Krupik
2b. Aviv Boim
2c. Ofer Goldberg
2 d . Abraham Hochberg
2 e . Hanoch Rappaport
2f. Aharon Schwartz
3. Re-appointment of external directors				Are You A Controlling Party or Do You Have a Personal Interest in the Matter
				Yes	No
3a. Orly Yarkoni – independent director
3b. David Schlachet – independent director
4 . Approval of indemnification agreement for directors & officers
5 . Approval and ratification of directors’ & officers’ insurance policy
6. Approval of partial payment to Tikcro Technologies, Ltd. of sums in dispute regarding consulting services
7. Approval of the Company's Amended & Restated Certificate of Incorporation

Validity of Proxy Card:

The proxy card of a stockholder not registered in the Company Stockholders Registry is valid provided together with proof of ownership and a power of attorney. The proxy card of a stockholder registered in the Company Stockholders Registry is valid if provided together with a facsimile of the stockholder’s ID card, passport or certificate of incorporation.

The proof of ownership, ID card, passport or certificate of incorporation (as applicable) must be presented to the Company’s Secretary according to the details provided herein up to 72 hours before the vote.

Details (where relevant):

Below are the details regarding my being an interested / controlling party for the purposes of the proposed resolution (as per Section 275 of the Companies Law):

______________                   ____________
Date                                           Signature

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.  WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.  IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH.  IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.  THE VOTE OF A STOCKHOLDER WHO DOES NOT COMPLETE ALL APPLICABLE SECTIONS OF THIS PROXY CARD, WILL NOT BE INCLUDED IN THE FINAL TALLY OF VOTES.